PAX WORLD
ETHICAL INVESTING

2001 ANNUAL REPORT

PAX WORLD BALANCED FUND
PAX WORLD GROWTH FUND
PAX WORLD HIGH YIELD FUND

31 DECEMBER 2001

Dear Pax World Shareholders,

     Once again, we extend our deepest sympathy to all those who lost loved ones, friends and colleagues in the events of September 11, 2001. Our hearts are still heavy with the sense of tangible and intangible loss being shared throughout the country and around the world.

     The attacks of September 11th added a new element of uncertainty to the financial markets and weighed on an economy already in recession. Enron's collapse and scandal continues to negatively impact the markets with investors' loss of faith in some companies' accounting methods.

     Looking forward, we have reason to be optimistic. We are long-term investors and the volatile short term oriented nature of the market presents us with many interesting investment possibilities. The Pax World portfolio managers have prudently maintained cash reserves to take advantage of these opportunities. Meanwhile, the economy appears to be slowly strengthening. Interest rates and energy prices are low and Congress may eventually pass a fiscal stimulus package, which could have a positive economic effect. We believe that these factors may add up to a better 2002.

     We thank you for your continued trust and loyalty. We are always working to improve our service to you, and we encourage you to communicate with Pax World to let us know what we are doing well and how we can do better. We also want to thank our dedicated employees in Portsmouth, NH and across the country who are deeply committed to serving the shareholders and to our vision of ethical investing.

     Lastly, we are proud of our association with Pax World Service/Mercy Corps International, whose work helps to make the world a better, safer place. We commend PWS/MCI for all their good work on behalf of those less fortunate.

     Respectfully submitted,

/s/ Laurence A. Shadek                               /s/ Thomas W. Grant

Laurence A. Shadek                                   Thomas W. Grant
Chairman                                             President

February 22, 2002

Dear Pax World Shareholders,

     In 2001, our social research department reviewed more than 250 companies that were being considered for investment, in addition to performing regularly scheduled reviews of all of our portfolio securities. Our screens are as follows: exclusion of companies involved in the manufacture of defense or weapons-related products, those that derive 5% or more of their gross sales from contracts with the United States Department of Defense, and those that derive revenue from the manufacture of liquor, tobacco and gambling products. Once a company meets those qualifications, we look for such things as pollution control policies and practices, and fair hiring policies and practices with regard to women, minorities and persons with disabilities.

     Last year we co-filed a shareholder resolution with EMC Corp., asking the company for a greater commitment to finding women and minority nominees for its board of directors. We also asked for information about EMC's selection process and qualifying criteria for nominees for its board of directors. Currently, only white males sit on EMC's board of directors, and management has not been responsive to our efforts at dialogue. In fact, EMC challenged our shareholder resolution with the Securities and Exchange Commission, seeking to omit it from the 2002 proxy ballot. A ruling from the SEC is expected soon.

     We also co-filed a shareholder resolution with Bemis, Inc. in 2001. We were concerned about a lawsuit filed against Bemis by the Equal Employment Opportunity Commission, alleging incidents of racial harassment at one of the company's Indiana plants. We were seeking a report on the company's equal employment initiatives, including release of its EEO-1 data. We found the company's management to be very receptive to our message, and they agreed to disclose on the company's web site much more than we asked for. In addition to equal employment data, they have agreed to report on environmental health and safety, employee benefits and community support. This information should be available by the end of this year at www.bemis.com. Our shareholder resolution was subsequently withdrawn.

     Ethical investing has evolved beyond screening to include corporate governance issues. In early 2001, Pax World began voting against independent auditors that exceeded a certain percentage of revenues from non-audit activities. The bankruptcy of Enron, with whom we were in dialogue over environmental matters until the time of its collapse, highlights the importance of questioning whether the auditor is truly "independent." In this initial year, we voted against the independent auditor 37% of the time.

     As always, it is an honor to serve as your Director of Research.

     Sincerely,

     /s/ Anita Green

     Anita Green
     Director of Social Research & Corporate Activities
     February 22, 2002

                                TABLE OF CONTENTS

Chairman and President's Letter ..............................Inside Front Cover
Social Research Director's Letter .............................................1

P A X W O R L D  Balanced Fund, Inc.
      Portfolio Manager's Comments.............................................4
      Portfolio Highlights.....................................................5
      Schedule of Investments..................................................7
      Financial Highlights....................................................14
      Statement of Assets and Liabilities.....................................15
      Statement of Operations.................................................16
      Statement of Changes in Net Assets......................................17
      Annual Meeting of Shareholders..........................................18

P A X W O R L D  Growth Fund, Inc.
      Portfolio Manager's Comments............................................19
      Portfolio Highlights....................................................20
      Schedule of Investments.................................................22
      Financial Highlights....................................................24
      Statement of Assets and Liabilities.....................................25
      Statement of Operations.................................................26
      Statement of Changes in Net Assets......................................27
      Annual Meeting of Shareholders..........................................28

P A X W O R L D  High Yield Fund, Inc.
      Portfolio Manager's Comments............................................29
      Portfolio Highlights....................................................31
      Schedule of Investments.................................................33
      Financial Highlights....................................................39
      Statement of Assets and Liabilities.....................................40
      Statement of Operations.................................................41
      Statement of Changes in Net Assets......................................42
      Annual Meeting of Shareholders..........................................43

Notes to Financial Statements.................................................44

Independent Auditors' Report..................................................56

                                                    Portfolio Manager's Comments
                                                               December 31, 2001

PAX WORLD BALANCED FUND, INC.

                              CHRISTOPHER H. BROWN
                                PORTFOLIO MANAGER

Q.   HOW DID THE PAX WORLD BALANCED FUND PERFORM IN 2001?

A. The year 2001 proved to be an extremely difficult period for the stock market and the nation as a whole. The economic slowdown (now a recession) coupled with the tragic events of September 11th and the ultimate demise of Enron, certainly helped define the course of our economy and the major indices. Against this backdrop of uncertainty, the annual return for the Pax World Balanced Fund was -9.09% for the year 2001 whereas the Lipper Balanced Fund Index annual return was -3.24% for the same period.

Q. WHAT WERE THE MOST IMPORTANT FACTORS THAT INFLUENCED THE PERFORMANCE OF THE PAX WORLD BALANCED FUND DURING 2001?

A. There were several disappointments that negatively impacted the performance of the Fund. The telecommunications sector continued to suffer from overcapacity, price erosion and the general economic slowdown. Energy and related companies came under extreme selling pressure as a result of the Enron debacle. Fortunately, we had reduced the Fund's position in Enron from over 800,000 shares at year-end 2000 to 300,000 shares at mid-year 2001. Although our residual holding in Enron common stock and bonds negatively impacted the Fund's 2001 performance results, Pax World Balanced Fund shareholders realized a positive return with regard to our total investment history with Enron.

     On a more positive note, two of our equity holdings, American Water Works and Immunex, announced that they will be acquired for a significant premium over our cost. Both of these mergers should close in 2002 pending regulatory approval.

Q. WHAT ARE SOME EXAMPLES OF SECURITIES BOUGHT AND SOLD BY THE PAX WORLD BALANCED FUND DURING 2001?

A. We reduced positions in AMERICAN INTERNATIONAL GROUP (formerly American General), QWEST, KEYSPAN, CVS and FISERV. The equity issues eliminated from the Fund's portfolio included AES, AMERICAN TOWER, CAPSTONE TURBINE, DYNEGY and ENRON.

     We added to existing positions in APOGENT TECHNOLOGIES, IMMUNEX and KROGER. Companies new to the Fund's portfolio include the grocery store chain and food distributor, SUPERVALU, and the German based software company, SAP.

                                                            Portfolio Highlights
                                                            December 31, 2001


PAX WORLD BALANCED FUND, INC.

                          TEN YEAR ANNUAL TOTAL RETURN
                                   HISTORICAL

                   PAX WORLD BALANCED FUND, INC.      LIPPER BALANCED FUND INDEX

         1991                $10,000                           $10,000
         1992                $10,063                           $10,712
         1993                 $9,957                           $11,962
         1994                $10,221                           $11,699
         1995                $13,205                           $14,576
         1996                $14,573                           $16,472
         1997                $18,233                           $19,775
         1998                $22,723                           $22,759
         1999                $26,638                           $24,802
         2000                $28,145                           $25,395
         2001                $25,587                           $24,572

              Growth of a $10,000 investment, compounded annually.


PAX WORLD BALANCED FUND, INC.*            LIPPER BALANCED FUND INDEX
   -9.09%     1 yr. total return             -3.24%     1 yr. total return
   11.92%     5 yr. avg. total return         8.37%     5 yr. avg. total return
    9.85%     10 yr. avg. total return        9.54%     10 yr. avg. total return


KEY STATISTICS

Change in NAV ($22.41 to $19.91)..........................................-$2.50

Change in Total Net Assets ($1,230 to $1,161 million)...............-$69 million

Distributions to Shareholders (per share)..................................$.472

1 Year Total Return*......................................................-9.09%

3 Year Average Total Return*...............................................4.04%

5 Year Average Total Return*..............................................11.92%

10 Year Average Total Return*..............................................9.85%

* TOTAL RETURN FIGURES INCLUDE REINVESTED DIVIDENDS, CAPITAL GAINS DISTRIBUTIONS, AND CHANGES IN PRINCIPAL VALUE AND REPRESENT PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS.

                                                               December 31, 2001


PAX WORLD BALANCED FUND, INC.

TEN LARGEST HOLDINGS

                                                                      PERCENT OF
COMPANY                                                               NET ASSETS

Peoples Energy Corp. ....................................................  1.96%
Amgen, Inc...............................................................  1.94%
Baxter International, Inc................................................  1.85%
Vodafone Group PLC ADR...................................................  1.66%
American International Group, Inc........................................  1.57%
Johnson & Johnson........................................................  1.52%
KeySpan Corp.............................................................  1.49%
SBC Communications, Inc. ................................................  1.35%
Federal Home Loan Bank System 5.83%, due 1-23-2006.......................  1.32%
BellSouth Corp...........................................................  1.31%
                                                                          ------

Total.................................................................... 15.97%
                                                                          ------

ASSET ALLOCATION
(Pie Chart)

US Stocks 49%
Foreign Stocks & Bonds 7%
US Bonds 31%
Cash & Equivalents 13%

SECTOR DIVERSIFICATION
(Pie Chart)

Government Agency Bonds 23%
Health Care 13%
Utilities 7%
Cash & Equivalents 13%
Consumer Cyclicals 8%
Transportation 2%
Corporate Bonds 8%
Technology 7%
Basic Materials 1%
Communications Services 7%
Consumer Staples 6%
Financial 3%
Energy 2%

                                                         Schedule of Investments
                                                               December 31, 2001


PAX WORLD BALANCED FUND, INC.

PERCENT OF NET ASSETS,                                   NUMBER
NAME OF ISSUER AND TITLE OF ISSUE                      OF SHARES       VALUE

  STOCKS: 56.16%

  COMMON STOCKS: 54.48%

BASIC MATERIALS: 0.53%
  Bemis, Inc. ........................................   125,000    $  6,147,500
                                                                    ------------

COMMUNICATIONS SERVICES: 7.26%
  America Movil SA ADR ...............................   250,000       4,870,000
  AT&T Corp. .........................................   186,482       3,382,784
  AT&T Wireless Services, Inc. .......................   450,009       6,466,629
  BellSouth Corp. ....................................   400,000      15,260,000
  McLeodUSA, Inc. Class A ............................   238,719          88,326
  Nokia Corp. ADR ....................................   300,000       7,359,000
  Qwest Communications International, Inc. ...........   350,000       4,945,500
  SBC Communications, Inc. ...........................   400,000      15,668,000
  Telefonos de Mexico, SA ADR
   (representing ordinary shares L) ..................   200,000       7,004,000
  Vodafone Group PLC ADR .............................   750,000      19,260,000
                                                                    ------------
                                                                      84,304,239
                                                                    ------------

CONSUMER CYCLICALS: 8.42%
  A H Belo Corp. (BLC) Series A ......................   331,000       6,206,250
  Family Dollar Stores, Inc. .........................   275,000       8,244,500
  Koninklijke Philips Electronics, NV ADR ............   400,000      11,644,000
  Masco Corp. ........................................   300,000       7,350,000
  RadioShack Corp. ...................................   300,000       9,030,000
  EW Scripps Co. .....................................   100,000       6,600,000
  Sony Corp. ADR .....................................   250,000      11,275,000
  Staples, Inc. ......................................   400,000       7,480,000
  Starbucks Corp. ....................................   550,000      10,477,500
  Tribune Co. ........................................   400,000      14,972,000
  United Rentals, Inc. ...............................   200,000       4,540,000
                                                                    ------------
                                                                      97,819,250
                                                                    ------------

CONSUMER STAPLES: 5.53%
  Avon Products, Inc. ................................   150,000       6,975,000
  Cablevision NY Group Class A .......................   150,000       7,117,500
  Comcast Corp. Class A ..............................   200,000       7,200,000
  Cox Communications, Inc. New .......................   125,000       5,238,750
  CVS Corp. ..........................................   100,000       2,960,000
  General Mills, Inc. ................................    75,000       3,900,750

                                                               December 31, 2001


PAX WORLD BALANCED FUND, INC.

PERCENT OF NET ASSETS,                                   NUMBER
NAME OF ISSUER AND TITLE OF ISSUE                      OF SHARES       VALUE

  COMMON STOCKS, continued

CONSUMER STAPLES, continued
  General Motors Corp. Class H .......................   150,000    $  2,317,500
  Jones Apparel Group, Inc. ..........................   150,000       4,975,500
  Kroger Co. .........................................   400,000       8,348,000
  Supervalu, Inc. ....................................   227,200       5,025,664
  Wendy's International, Inc. ........................   350,000      10,209,500
                                                                    ------------
                                                                      64,268,164
                                                                    ------------
ENERGY: 1.96%
  Baker Hughes, Inc. .................................   250,000       9,117,500
  Equitable Resources, Inc. ..........................   200,000       6,814,000
  Tidewater, Inc. ....................................   200,000       6,780,000
                                                                    ------------
                                                                      22,711,500
                                                                    ------------

FINANCIAL: 2.42%
  American International Group, Inc. .................   230,000      18,262,000
  UnumProvident Corp. ................................   225,000       5,964,750
  Washington Federal, Inc. ...........................   150,000       3,867,000
                                                                    ------------
                                                                      28,093,750
                                                                    ------------
HEALTH CARE: 12.61%
  Abbott Laboratories, Inc. ..........................   200,000      11,150,000
  Amgen, Inc. ........................................   400,000      22,576,000
  Apogent Technologies, Inc. .........................   425,000      10,965,000
  Baxter International, Inc. .........................   400,000      21,452,000
  Bristol-Myers Squibb Co. ...........................   250,000      12,750,000
  Edwards Lifesciences Corp. .........................   100,000       2,763,000
  Immunex Corp. New ..................................   325,000       9,005,750
  IMS Health, Inc. ...................................   200,000       3,902,000
  Johnson & Johnson ..................................   298,000      17,611,800
  Medtronic, Inc. ....................................   250,000      12,802,500
  Stryker Corp. ......................................   250,000      14,592,500
  Sybron Dental Specialties ..........................   250,000       5,395,000
  Zimmer Holdings, Inc. ..............................    50,000       1,527,000
                                                                    ------------
                                                                     146,492,550
                                                                    ------------
TECHNOLOGY: 7.31%
  Advent Software, Inc. ..............................   100,000       4,995,000
  AOL Time Warner, Inc. ..............................   275,000       8,827,500
  EMC Corp. (Mass.) ..................................   350,000       4,704,000

                                                               December 31, 2001


PAX WORLD BALANCED FUND, INC.

PERCENT OF NET ASSETS,                                   NUMBER
NAME OF ISSUER AND TITLE OF ISSUE                      OF SHARES       VALUE

  COMMON STOCKS, continued

TECHNOLOGY, continued
  eBay, Inc. .........................................   175,000    $ 11,707,500
  Fiserv, Inc. .......................................   262,500      11,109,000
  Fuji Photo Film Co., Ltd. ADR ......................   150,000       5,391,000
  Intuit, Inc. .......................................   300,000      12,834,000
  McData Corporation .................................   100,000       2,450,000
  Microsoft Corp. ....................................   200,000      13,250,000
  SAP Aktiengesellschaft ADR .........................   300,000       9,579,000
                                                                    ------------
                                                                      84,847,000
                                                                    ------------
TRANSPORTATION: 1.69%
  CNF, Inc. ..........................................   225,000       7,548,750
  Ryder Systems, Inc. ................................   225,000       4,983,750
  United Parcel Service, Inc. Class B ................   130,000       7,085,000
                                                                    ------------
                                                                      19,617,500
                                                                    ------------
UTILITIES: 6.75%
  American Water Works, Inc. .........................   223,500       9,331,125
  DPL, Inc. ..........................................   450,000      10,836,000
  KeySpan Corp. ......................................   500,000      17,325,000
  NiSource, Inc. .....................................   400,000       9,224,000
  Peoples Energy Corp. ...............................   600,000      22,758,000
  Questar Corp. ......................................   206,200       5,165,310
  UGI Corp. New ......................................   125,000       3,775,000
                                                                    ------------
                                                                      78,414,435
                                                                    ------------

TOTAL COMMON STOCKS ..................................               632,715,888
                                                                    ------------

  CONVERTIBLE PREFERRED STOCKS: 1.25%

CONSUMER STAPLES: 0.33%
  Suiza Foods Corp. Capital Trust II,
   5.500% Convertible Preferred ......................    75,000       3,815,775
                                                                    ------------

FINANCIAL: 0.45%
  Equity Residential Properties Trust
   7.250% Convertible Preferred
   Series G ..........................................   208,200       5,267,460
                                                                    ------------

                                                               December 31, 2001


PAX WORLD BALANCED FUND, INC.

PERCENT OF NET ASSETS,                                   NUMBER
NAME OF ISSUER AND TITLE OF ISSUE                      OF SHARES       VALUE

  CONVERTIBLE PREFERRED STOCKS, continued

UTILITIES: 0.47%
  NiSource, Inc. 7.750% Series B
   Convertible Preferred .........................       120,000    $  5,454,000
                                                                    ------------

TOTAL CONVERTIBLE PREFERRED STOCKS................                    14,537,235
                                                                    ------------

  PREFERRED STOCK: 0.43%

COMMUNICATIONS SERVICES: 0.43%
  TCI Communications Preferred 8.720% ............       200,000       4,950,000
                                                                    ------------

TOTAL CONVERTIBLE PREFERRED
  AND PREFERRED STOCKS............................                    19,487,235
                                                                    ------------

TOTAL STOCKS......................................                   652,203,123
                                                                    ------------

  BONDS: 31.26%

                                                         PRINCIPAL
  GOVERNMENT AGENCY BONDS: 23.41%                          AMOUNT

Federal Home Loan Bank System.....................
   5.905%, due December 23, 2002 .................  $ 14,000,000      14,430,920
   7.250%, due February 28, 2003 .................    10,000,000      10,082,800
   5.335%, due February 19, 2004 .................    10,000,000      10,045,300
   5.485%, due February 26, 2004 .................     5,000,000       5,026,550
   5.100%, due May 3, 2004 .......................    10,000,000      10,103,100
   7.250%, due February 14, 2005 .................     5,000,000       5,254,700
   7.520%, due March 15, 2005 ....................    10,000,000      10,118,700
   7.025%, due September 19, 2005 ................    10,000,000      10,585,900
   5.830%, due January 23, 2006 ..................    15,000,000      15,339,900
   6.000%, due June 14, 2006 .....................     5,000,000       5,085,730
   5.700%, due July 25, 2006 .....................    10,000,000      10,187,500
   5.625%, due July 26, 2006 .....................     7,000,000       7,147,630
   5.460%, due October 4, 2006 ...................    10,000,000      10,114,100
   5.190%, due December 18, 2006 .................     5,000,000       5,047,935
   6.010%, due December 20, 2006 .................     9,400,000       9,567,151
   5.715%, due January 11, 2007 ..................     5,000,000       5,153,265
                                                                    ------------
                                                                     143,291,181
                                                                    ------------

                                                               December 31, 2001


PAX WORLD BALANCED FUND, INC.

PERCENT OF NET ASSETS,                                   PRINCIPAL
NAME OF ISSUER AND TITLE OF ISSUE                          AMOUNT       VALUE

   GOVERNMENT AGENCY BONDS, continued

Federal Home Loan Mortgage Corp.
   5.640%, due March 22, 2005 ....................  $ 10,000,000    $ 10,081,200
                                                                    ------------

Federal National Mortgage Association
   5.375%, due November 17, 2003 .................     8,000,000       8,297,520
   5.600%, due January 29, 2004 ..................    10,000,000      10,028,100
   6.000%, due March 12, 2004 ....................    10,000,000      10,079,700
   5.880%, due March 25, 2004 ....................     9,000,000       9,053,460
   5.900%, due February 7,  2005 .................    10,000,000      10,039,100
   5.420%, due April 12, 2005 ....................     5,000,000       5,043,750
   7.400%, due June 27, 2005 .....................    10,000,000      10,259,400
   6.920%, due November 8, 2005 ..................    10,000,000      10,384,400
   5.875%, due February 6, 2006 ..................    10,000,000      10,235,900
   6.170%, due March 13, 2006 ....................    10,000,000      10,081,200
   5.750%, due July 26, 2006 .....................    10,000,000      10,014,100
   5.930%, due September 7, 2006 .................    10,000,000      10,057,800
   4.700%, due November 6, 2006 ..................     5,000,000       4,909,350
                                                                    ------------
                                                                     118,483,780
                                                                    ------------

TOTAL GOVERNMENT AGENCY BONDS.....................                   271,856,161
                                                                    ------------

  CORPORATE BONDS: 7.85%

COMMUNICATIONS SERVICES: 1.69%
  Vodafone Airtouch PLC
   7.625%, due February 15, 2005 .................     5,000,000       5,389,675
  TCI Communications, Inc. Note
   6.875%, due February 15, 2006 .................     9,960,000      10,176,281
  Qwest Capital Funding, Inc. Gtd Nt
   7.750%, due August 15, 2006 ...................     4,000,000       4,116,636
                                                                    ------------
                                                                      19,682,592
                                                                    ------------

CONSUMER CYCLICALS: 1.79%
  Sears Roebuck Acceptance Corp.
   6.000%, due March 20, 2003 ....................     5,000,000       5,141,150
  Cox Communications, Inc.
   6.690%, due September 20, 2004 ................     5,130,000       5,358,259
  Masco Corp. Note
   6.750%, due March 15, 2006 ....................    10,000,000      10,299,580
                                                                    ------------
                                                                      20,798,989
                                                                    ------------

                                                               December 31, 2001


PAX WORLD BALANCED FUND, INC.

PERCENT OF NET ASSETS,                                 PRINCIPAL
NAME OF ISSUER AND TITLE OF ISSUE                       AMOUNT         VALUE

  CORPORATE BONDS, continued

CONSUMER STAPLES: 1.52%
  General Mills, Inc.
   7.000%, due September 16, 2002 ................  $  7,000,000    $  7,196,280
  Kellogg Co.
   4.875%, due October 15, 2005 ..................     8,505,000       8,464,040
  Jones Apparel Group, Inc. Sr Nt.
   7.875%, due June 15, 2006 .....................     1,900,000       1,962,761
                                                                    ------------
                                                                      17,623,081
                                                                    ------------

FINANCIAL: 0.45%
  American General Finance Corp.
   5.750%, due November 1, 2003 ..................     5,000,000       5,192,905
                                                                    ------------

TECHNOLOGY: 1.84%
  Compaq Computer Corp.
   7.450%, due August 1, 2002 ....................     4,000,000       4,066,900
  Computer Assoc. Intl., Inc.
   6.375%, due April 15, 2005 ....................     7,000,000       7,036,477
  Compaq Computer Corp.
   7.650%, due August 1, 2005 ....................     5,000,000       5,157,200
  AOL Time Warner, Inc. Global Nt Dtd
   6.125%, due April 15, 2006 ....................     5,000,000       5,111,925
                                                                    ------------
                                                                      21,372,502
                                                                    ------------

TRANSPORTATION: 0.12%
  Ryder Systems, Inc. 2005 Senior Note
   6.500%, due May 15, 2005 ......................     1,450,000       1,446,326
                                                                    ------------

UTILITIES: 0.44%
  Illinova Corp.
   6.460%, due October 1, 2002 ...................     5,000,000       5,104,405
                                                                    ------------

TOTAL CORPORATE BONDS.............................                    91,220,800
                                                                    ------------

TOTAL BONDS.......................................                   363,076,961
                                                                    ------------

                                                               December 31, 2001


PAX WORLD BALANCED FUND, INC.

PERCENT OF NET ASSETS,                                 PRINCIPAL
NAME OF ISSUER AND TITLE OF ISSUE                       AMOUNT         VALUE

  CERTIFICATES OF DEPOSIT: 0.13%

  South Shore Bank 2.400%, due
   April 11, 2002 ................................  $  1,000,000  $    1,000,000
  Self Help Credit Union 3.980%, due
   May 30, 2002 ..................................       500,000         500,000
                                                                  --------------

TOTAL CERTIFICATES OF DEPOSIT.....................                     1,500,000
                                                                  --------------

                                                        NUMBER
  MONEY MARKET SHARES: 11.90%                         OF SHARES

  Pax World Money Market Fund - note A ...........   138,278,007     138,278,007
                                                                  --------------

TOTAL INVESTMENTS: 99.45%.........................                 1,155,058,091

  Cash and receivables, less
   liabilities: 0.55%.............................                     6,346,797
                                                                  --------------

Net assets: 100%..................................                $1,161,404,888
                                                                  --------------

SEE NOTES TO FINANCIAL STATEMENTS

                                                            Financial Highlights
                                                               December 31, 2001

PAX WORLD BALANCED FUND, INC.

The following per share data, ratios and supplemental data have been derived from information provided in the financial statements and the Fund's underlying financial records.

1. PER SHARE COMPONENTS OF THE NET CHANGE DURING THE YEAR IN NET ASSET VALUE (BASED UPON AVERAGE NUMBER OF SHARES OUTSTANDING)

                                                                                             Year Ended December 31
                                                                             2001         2000        1999        1998        1997
                                                                            ------       ------      ------      ------      ------
Net asset value, beginning of year ....................................     $22.41       $23.40      $21.64      $18.52      $16.56
                                                                            ------       ------      ------      ------      ------
Income (loss) from investment operations
   Investment income, net (A) .........................................       .473         .513        .471        .468        .493
   Realized and unrealized gain
     (loss) on investments, net (A) ...................................     (2.495)        .781       3.167       4.008       3.622
                                                                            ------       ------      ------      ------      ------
         Total from investment operations .............................     (2.022)       1.294       3.638       4.476       4.115
                                                                            ------       ------      ------      ------      ------
Less distributions
   Dividends from investment income, net ..............................       .472         .525        .459        .468        .503
   Distributions from realized gains ..................................         --        1.750       1.410        .880       1.650
   Tax return of capital ..............................................       .006         .009        .009        .008        .002
                                                                            ------       ------      ------      ------      ------
         Total distributions ..........................................       .478        2.284       1.878       1.356       2.155
                                                                            ------       ------      ------      ------      ------
Net asset value, end of year ..........................................     $19.91       $22.41      $23.40      $21.64      $18.52
                                                                            ------       ------      ------      ------      ------
2.  TOTAL RETURN ......................................................      (9.09%)       5.66%      17.23%      24.62%      25.12%
3.  RATIOS AND SUPPLEMENTAL DATA
Ratio of total expenses to average net assets (B) .....................        .94%         .96%        .89%        .95%        .91%
Ratio of investment income, net, to average net assets ................       2.27%        2.14%       2.05%       2.33%       2.67%
Portfolio turnover rate ...............................................      37.50%       26.49%      21.09%      28.59%      13.88%
Net assets, end of year ('000,000s) ...................................     $1,161       $1,230      $1,065        $838        $629
Number of capital shares outstanding, end of year ('000s) .............     58,346       54,903      45,499      38,712      33,971

(A) As of January 1, 1997, the Fund began accreting bond discounts and amortizing bond premiums and recognized a cumulative adjustment as of that date, which reduced net investment income and increased net realized and unrealized gain on investments for 1997 by approximately $.03 per share.

(B) These ratios are based upon total expenses, including the gross amount of custodian fees (before being reduced pursuant to an expense offset arrangement).

                                             Statement of Assets and Liabilities
                                                               December 31, 2001


PAX WORLD BALANCED FUND, INC.

ASSETS

Investments, at value - note A (cost - $1,025,140,019) ........   $1,155,058,091

Cash ..........................................................        1,018,842

Receivables
   Dividends and interest .....................................        7,256,161
                                                                  --------------

     Total assets .............................................    1,163,333,094
                                                                  --------------

LIABILITIES

Payables
   Capital stock reacquired ...................................        1,141,981
   Withheld foreign dividend tax liability ....................            9,068

Accrued expenses
   Investment advisory fee - note B ...........................          476,330
   Transfer agent fee .........................................           75,000
   Distribution expenses ......................................          138,111
   Other accrued expenses .....................................           87,716
                                                                  --------------

     Total liabilities ........................................        1,928,206
                                                                  --------------

       Net assets (equivalent to $19.91 per share based on
         58,346,046 shares of capital stock outstanding)
         - note E .............................................   $1,161,404,888
                                                                  --------------

       Net asset value, offering price and redemption price
         per share ($1,161,404,888 / 58,346,046 shares
         outstanding) .........................................           $19.91
                                                                          ------

SEE NOTES TO FINANCIAL STATEMENTS

                                                         Statement of Operations
                                                    Year Ended December 31, 2001


PAX WORLD BALANCED FUND, INC.

Investment income
   Income - note A
     Dividends
       Pax World Money Market Fund ............  $ 4,925,344
       Other investments (net of foreign
         withholding taxes of $71,723) ........   10,104,085     $   15,029,429
                                                 -----------
     Interest..................................                      23,046,945
                                                                  -------------

         Total income..........................                      38,076,374

   Expenses
     Investment advisory fee - note B .........    5,871,678
     Distribution expenses - note D ...........    2,794,384
     Transfer agent fee .......................    1,057,317
     State taxes ..............................      460,254
     Custodian fees - note F ..................      306,439
     Printing and mailing .....................      266,440
     Other ....................................      117,805
     Legal fees and related expenses
       - note B ...............................      112,775
     Directors' fees and expenses  - note B ...       61,449
     Registration fees ........................       58,938
     Audit fees ...............................       44,924
                                                 -----------

         Total expenses .......................   11,152,403

         Less: Fees paid indirectly - note F ..      (76,271)
                                                 -----------

              Net expenses ....................                      11,076,132
                                                                  -------------

         Investment income, net ...............                      27,000,242
                                                                  -------------

Realized and unrealized gain (loss) on
   investments - notes A and C
     Net realized gain on investments .........                              12
     Change in unrealized appreciation of
       investments for the year ...............                    (143,182,467)
                                                                  -------------

         Net (loss) on investments ............                    (143,182,455)
                                                                  -------------

         Net (decrease) in net assets
           resulting from operations ..........                   ($116,182,213)
                                                                  -------------

SEE NOTES TO FINANCIAL STATEMENTS

                                              Statement of Changes in Net Assets
                                                               December 31, 2001


PAX WORLD GROWTH FUND, INC.

                                                    Year Ended December 31
                                                     2001             2000
                                                --------------   --------------

Increase (decrease) in net assets
  Operations
    Investment income, net ...................  $   27,000,242   $   24,929,024
    Net realized gain on investments .........              12       88,162,000
    Change in unrealized appreciation of
      investments ............................    (143,182,467)     (50,195,067)
                                                --------------   --------------
        Net increase (decrease) in net
          assets resulting from operations ...    (116,182,213)      62,895,957
  Net equalization credits - note A ..........         312,902          475,703
  Distributions to shareholders from:
    Investment income - net ($.472 and $.525
      per share, respectively) - note A ......     (27,246,052)     (25,972,614)
    Net realized gain on investments
      ($-0- and $1.75 per share,
      respectively) - note A .................              --      (88,161,949)
    Capital share transactions - note E ......      74,136,447      216,254,908
                                                --------------   --------------
        Net increase (decrease)
          in net assets ......................     (68,978,916)     165,492,005

Net assets
  Beginning of year ..........................   1,230,383,804    1,064,891,799
                                                --------------   --------------

End of year [including (excess distribution
   of) undistributed investment income, net,
   of $29,995 and ($37,097), respectively] ...  $1,161,404,888   $1,230,383,804
                                                --------------   --------------

SEE NOTES TO FINANCIAL STATEMENTS

                                                  Annual Meeting of Shareholders
                                                               December 31, 2001

PAX WORLD BALANCED FUND, INC.

ANNUAL MEETING OF SHAREHOLDERS

An Annual Meeting of Shareholders of the Fund was held commencing at 10:45 a.m. on Thursday, June 14, 2001 at the State Street Bank and Trust Company, 225 Franklin Street, Boston, MA 02110. The matters voted upon and the number of votes cast for, against or withheld, as well as the number of abstentions and broker non-votes as to each matter, are as follows:

(1) To elect a Board of eight Directors, each to hold office until the next Annual Meeting of the Shareholders of the Fund or until a successor shall have been chosen and shall have qualified:

            NOMINEE:                      FOR:            WITHHELD:
            Carl H. Doerge, Jr.        33,387,958          599,425
            Thomas W. Grant            33,254,782          732,601
            John L. Kidde              33,276,134          711,248
            Joy L. Liechty             33,418,328          569,055
            Laurence A. Shadek         33,202,339          785,044
            Sanford C. Sherman         33,401,364          586,019
            Nancy S. Taylor            33,415,410          571,973
            Esther J. Walls            33,304,140          683,243

     (constituting all of the members of the Board of Directors of the Fund) (there were no abstentions and no broker non-votes with respect to any nominee)

(2) To ratify the selection by the Board of Directors of Pannell Kerr Forster PC as the independent public accountants of the Fund for the year ending December 31, 2001:

                     For:                  32,860,881
                     Against:                 159,170
                     Abstain:                 967,331
                     Broker Non-Votes:              0

(3) To transact such other business as may properly come before such annual meeting or any adjournment thereof:

                     For:                  31,338,879
                     Against:                 574,876
                     Abstain:               2,073,628
                     Broker Non-Votes:              0

                                                    Portfolio Manager's Comments
                                                               December 31, 2001


PAX WORLD BALANCED FUND, INC.

                               PAUL I. GULDEN, JR.
                                PORTFOLIO MANAGER

Q.   HOW DID THE PAX WORLD GROWTH FUND PERFORM IN 2001?

A. 2001 was a very difficult year for growth investors. The Pax World Growth Fund had a total return of -22.95% for the year 2001. This compared to a total return of -11.88% for the S&P 500, -21.05% for the Nasdaq Composite Index, and -25.16% for the Lipper Multi-Cap Growth Index for the same period. We spent most of the year acting defensively with reasonably high cash reserves.

Q. WHAT WERE THE MOST IMPORTANT FACTORS THAT INFLUENCED THE PERFORMANCE OF THE PAX WORLD GROWTH FUND DURING 2001?

A. The 2000-2001 bear market was devastating to practically all but the most defensive equity groups and affected the Pax World Growth Fund accordingly. Unfortunately, very few "growth" areas reacted positively in what turned out to be the worst capital goods recession since 1982. Technology, telecommunications, and Internet-related securities were hit particularly hard as investors questioned the validity of the Internet and wireless revolution. Even companies with superior earnings performance declined. A major disappointment was the utility sector, and alternative energy in particular. The recession turned what had been a shortage of energy in our country into a surplus.

Q. WHAT ARE SOME EXAMPLES OF SECURITIES BOUGHT AND SOLD BY THE PAX WORLD GROWTH FUND DURING 2001?

A. As noted, we became more defensive as the year progressed and eliminated several positions in the Internet/telecom related areas such as YAHOO and AOL TIME WARNER. We also added to the healthcare and retail positions. EXPRESS SCRIPTS, a pharmacy benefit management company, now represents one of the Fund's largest positions in healthcare. AMGEN and GENENTECH are the Fund's investments in biotechnology. FAMILY DOLLAR STORES and LOEWS are the Fund's largest positions in consumer cyclicals.

                                                            Portfolio Highlights
                                                               December 31, 2001

PAX WORLD GROWTH FUND, INC.

                               ANNUAL TOTAL RETURN
                                   HISTORICAL

                              PAX WORLD             LIPPER MULTI-CAP
                     GROWTH FUND, INC.*              CORE FUND INDEX

6/11/1997                       $10,000                      $10,000
19971                            $9,660                      $11,041
1998                            $11,130                      $13,105
1999                            $14,280                      $15,829
2000                            $11,980                      $15,300
2001                             $9,230                      $13,654

              Growth of a $10,000 investment, compounded annually.


PAX WORLD GROWTH FUND, INC.*            LIPPER MULTI-CAP CORE FUND INDEX
  -22.95%  1 yr. total return             -10.76%  1 yr. total return
   -1.74%  6-11-97  to 12-31-01             6.98%  6-11-97 to 12-31-01 avg.
           avg.  total return                      total return



The line graph on the above chart for Pax World Growth Fund does not include the initial sales charge that was in effect until November 1, 1999. If the initial sales charge of 2.5% were taken into account, a $10,000 investment would have grown to $8,996.

(1) 1997 represents a partial year from June 11, 1997 (date of Fund inception) to December 31, 1997.

KEY STATISTICS

Change in NAV ($11.98 to $9.23)...........................................-$2.75

Change in Total Net Assets ($28.52 to $24.82 million)..............-$3.7 million

1 Year Total Return*.....................................................-22.95%

3 Year Average Total Return*..............................................-6.05%

6-11-97 to 12-31-01 Average Total Return*.................................-1.74%

* RATE OF RETURN FIGURES DO NOT INCLUDE THE 2.5% INITIAL SALES CHARGE THAT WAS IN EFFECT UNTIL NOVEMBER 1, 1999. THE 3 YEAR AVERAGE TOTAL RETURN WITH THE INITIAL SALES CHARGE DEDUCTED IS -6.85%. THE AVERAGE TOTAL RETURN FOR THE PERIOD JUNE 11, 1997 TO DECEMBER 31, 2001 WITH THE INITIAL SALES CHARGE DEDUCTED IS -2.30%. THE SALES CHARGE WAS NOT IN EFFECT AT ANY TIME DURING THE ONE-YEAR PERIOD ENDED DECEMBER 31, 2001. TOTAL RETURN FIGURES INCLUDE REINVESTED DIVIDENDS, CAPITAL GAINS DISTRIBUTIONS, AND CHANGES IN PRINCIPAL VALUE AND REPRESENT PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS.

                                                               December 31, 2001


PAX WORLD GROWTH FUND, INC.

TEN LARGEST HOLDINGS

                                                                      PERCENT OF
COMPANY                                                               NET ASSETS

American International Group, Inc..........................................7.41%
Family Dollar Stores, Inc. ................................................5.44%
eBay, Inc..................................................................5.39%
Elan PLC ADR ..............................................................4.54%
Biovail Corp...............................................................4.53%
Express Scripts, Inc.......................................................4.52%
Comcast Corp. Class A......................................................4.35%
Washington Mutual, Inc.....................................................3.95%
Caremark Rx, Inc...........................................................3.94%
Lowes Companies, Inc.......................................................3.74%
                                                                           -----

Total.....................................................................47.81%
                                                                          ------

ASSET ALLOCATION
(Pie Chart)

US Common Stocks 77%
Foreign Common Stocks 11%
Cash & Equivalents 12%

SECTOR DIVERSIFICATION
(Pie Chart)

Health Care 27%
Consumer Cyclicals 15%
Capital Goods 2%
Technology  12%
Transportation 3%
Cash & Equivalents  12%
Financial  11%
Consumer Staples  11%
Utilities 7%

                                                         Schedule of Investments
                                                               December 31, 2001


PAX WORLD GROWTH FUND, INC.

PERCENT OF NET ASSETS,                                   NUMBER
NAME OF ISSUER AND TITLE OF ISSUE                       OF SHARES      VALUE

  COMMON STOCKS: 87.85%

CAPITAL GOODS: 1.94%
  Granite Construction, Inc. .....................        20,000    $    481,600
                                                                    ------------

CONSUMER CYCLICALS: 15.15%
  Family Dollar Stores, Inc. .....................        45,000       1,349,100
  Lowes Companies, Inc. ..........................        20,000         928,200
  Masco Corp. ....................................        30,000         735,000
  Tribune Co. ....................................        20,000         748,600
                                                                    ------------
                                                                       3,760,900
                                                                    ------------

CONSUMER STAPLES: 10.71%
  Comcast Corp. Class A ..........................        30,000       1,080,000
  Jones Apparel Group, Inc. ......................        10,000         331,700
  Ruby Tuesday, Inc. .............................        28,700         592,081
  Whole Foods Market, Inc. .......................        15,000         653,400
                                                                    ------------
                                                                      2,657,1181
                                                                    ------------

FINANCIAL: 11.36%
  American International Group, Inc. .............        23,160       1,838,904
  Washington Mutual, Inc. ........................        30,000         981,000
                                                                    ------------
                                                                       2,819,904
                                                                    ------------

HEALTH CARE: 26.84%
  Amgen, Inc. ....................................        10,000         564,400
  Biovail Corp. ..................................        20,000       1,125,000
  Caremark Rx, Inc. ..............................        60,000         978,600
  Elan PLC ADR ...................................        25,000       1,126,500
  Express Scripts, Inc. ..........................        24,000       1,122,240
  Genentech, Inc. ................................        15,000         813,750
  Invacare Corp. .................................        15,000         505,650
  Thoratec Labs Corp. ............................        25,000         425,000
                                                                    ------------
                                                                       6,661,140
                                                                    ------------
TECHNOLOGY: 11.49%
  Check Point Software Technologies, Inc. ........        12,000         478,680
  eBay, Inc. .....................................        20,000       1,338,000
  SAP Aktiengesellschaft ADR .....................        20,000         638,600
  Symbol Technologies, Inc. ......................        25,000         397,000
                                                                    ------------
                                                                       2,852,280
                                                                    ------------

                                                               December 31, 2001


PAX WORLD GROWTH FUND, INC.

PERCENT OF NET ASSETS,                                   NUMBER
NAME OF ISSUER AND TITLE OF ISSUE                       OF SHARES      VALUE

  COMMON STOCKS, continued

TRANSPORTATION: 3.29%
  United Parcel Service, Inc. Class B ............        15,000    $    817,500
                                                                    ------------

UTILITIES: 7.07%
  Calpine Corp. ..................................        30,000         503,700
  Dynegy, Inc. Class A ...........................        20,000         510,000
  Mirant Corp. ...................................        15,000         240,300
  Questar Corp. ..................................        20,000         501,000
                                                                    ------------
                                                                       1,755,000
                                                                    ------------
TOTAL COMMON STOCKS...............................                    21,805,505
                                                                    ------------

  MONEY MARKET SHARES: 12.29%

  Pax World Money Market Fund - note A ...........     3,049,389       3,049,389
                                                                    ------------

TOTAL INVESTMENTS: 100.14%                                            24,854,894

  Cash, receivables and deferred costs
    less liabilities: (0.14%).....................                     ( 34,867)
                                                                    ------------

Net assets: 100%..................................                   $24,820,027
                                                                    ------------

SEE NOTES TO FINANCIAL STATEMENTS

                                                            Financial Highlights
                                                               December 31, 2001

PAX WORLD GROWTH FUND, INC.

The following per share data, ratios and supplemental data have been derived from information provided in the financial statements and the Fund's underlying financial records.

1. Per share components of the net change during the period in net asset value (based upon average number of shares outstanding)

                                                                                           Year Ended December 31
                                                                            2001        2000        1999        1998        1997(A)
                                                                           -------     -------     -------     -------     -------
Net asset value, beginning of period ...................................   $ 11.98     $ 14.28     $ 11.13     $  9.66     $ 10.00
                                                                           -------     -------     -------     -------     -------

   Income (loss) from investment operations
   Investment (loss), net ..............................................      (.04)       (.02)       (.02)       (.04)       (.01)
   Realized and unrealized gain (loss) on
     investments, net ..................................................     (2.71)      (2.28)       3.17        1.51        (.33)
                                                                           -------     -------     -------     -------     -------
         Total from investment operations ..............................     (2.75)      (2.30)       3.15        1.47        (.34)
                                                                           -------     -------     -------     -------     -------

Net asset value, end of period .........................................   $  9.23     $ 11.98     $ 14.28     $ 11.13     $  9.66
                                                                           -------     -------     -------     -------     -------

2.  TOTAL RETURN .......................................................    (22.95%)    (16.11%)     28.30%      15.22%      (3.40%)

3. RATIOS AND SUPPLEMENTAL DATA

Ratio of total expenses to average net assets (B)(C) ...................      1.53%       1.56%       1.58%       1.62%       1.49%

Ratio of investment (loss), net, to average net assets (B) .............      (.48%)      (.14%)      (.29%)      (.61%)      (.56%)

Portfolio turnover rate ................................................     54.71%      83.97%      76.40%      96.72%      50.79%

Net assets, end of period ('000s) ......................................   $24,820     $28,523     $22,068     $12,372     $ 4,605

Number of capital shares outstanding, end of period ('000s) ............     2,689       2,382       1,546       1,112         477

(A)  Period from June 9, 1997 (the date operations commenced) to December 31,
     1997.

(B)  These ratios for the period ended December 31, 1997 have been annualized.

(C) These ratios are based upon total expenses, including the gross amount of custodian fees (before being reduced pursuant to an expense offset arrangement), net of expenses assumed by the Adviser.

                                             Statement of Assets and Liabilities
                                                               December 31, 2001

PAX WORLD GROWTH FUND, INC.

ASSETS

Investments, at value - note A (cost - $25,884,497) ...............  $24,854,894

Cash ..............................................................      158,030

Receivables
  Dividends and interest ..........................................       14,037
  Reimbursement of expenses from Adviser ..........................        6,799

Organization costs - note A .......................................          500
Deferred offering costs - note A ..................................        4,213
Deferred registration fees - note A ...............................        2,152
                                                                     -----------

    Total assets ..................................................   25,040,625
                                                                     -----------

LIABILITIES

Payables
  Capital stock reacquired ........................................       30,325
  Investment securities purchased .................................      183,408
  Organization costs, deferred offering costs and
    deferred registration fees payable to Adviser - note A ........        6,865
                                                                     -----------

    Total liabilities .............................................      220,598
                                                                     -----------

      Net assets (equivalent to $9.23 per share based
        on  2,689,439 shares of capital stock
        outstanding) - note E .....................................  $24,820,027
                                                                     -----------

      Net asset value and redemption price per share
        ($24,820,027 / 2,689,439 shares outstanding) ..............        $9.23
                                                                           -----

SEE NOTES TO FINANCIAL STATEMENTS

                                                         Statement of Operations
                                                    Year Ended December 31, 2001


PAX WORLD GROWTH FUND, INC.


Investment (loss)
  Income - note A
    Dividends
      Pax World Money Market Fund ................     $104,288
      Other investments ..........................      173,435
                                                    -----------
          Total income ...........................                     $277,723

  Expenses
    Investment advisory fee - note B .............      264,702
    Transfer agent fee ...........................      108,633
    Distribution expenses - note D ...............       63,679
    Legal fees and related expenses - note B .....       53,345
    Registration fees - note A ...................       43,511
    Custodian fees - note F ......................       39,276
    Audit fees ...................................       35,596
    Directors' fees and expenses - note B ........       21,518
    Printing and mailing .........................       15,989
    Amortization of organization costs,
      deferred offering costs and deferred
      registration fees - note A .................       13,732
    State taxes ..................................        9,576
    Other ........................................        4,979
                                                    -----------
      Total expenses .............................      674,536

      Less: Fees paid indirectly - note F ........       (8,574)
        Expenses assumed by
          Adviser - notes B and G ................     (259,090)
                                                    -----------
        Net expenses .............................                     406,872
                                                                   -----------

      Investment (loss), net .....................                    (129,149)
                                                                   -----------

Realized and unrealized (loss) on
  investments - notes A and C
  Net realized (loss) on investments .............                  (5,398,848)
  Change in unrealized (depreciation)
    of investments for the year ..................                  (1,464,990)
                                                                   -----------
      Net (loss) on investments ..................                  (6,863,838)
                                                                   -----------

      Net (decrease) in net assets
        resulting from operations ................                 ($6,992,987)
                                                                   -----------

SEE NOTES TO FINANCIAL STATEMENTS

                                              Statement of Changes in Net Assets
                                                               December 31, 2001


PAX WORLD GROWTH FUND, INC.

                                                        Year Ended December 31
                                                          2001          2000
                                                      -----------   -----------
Increase (decrease) in net assets
  Operations
    Investment (loss), net .........................    $(129,149)     $(38,702)
    Net realized gain (loss) on investments ........   (5,398,848)          275
    Change in unrealized (depreciation)
      of investments ...............................   (1,464,990)   (5,429,247)
                                                      -----------   -----------
    Net (decrease) in net assets
      resulting from operations ....................   (6,992,987)   (5,467,674)

  Capital share transactions - note E ..............    3,289,533    11,923,122
                                                      -----------   -----------
    Net increase (decrease ) in net assets .........   (3,703,454)    6,455,448

Net assets
  Beginning of year ................................   28,523,481    22,068,033
                                                      -----------   -----------

  End of year (net of accumulated
    investment loss, net: $269,631 and
    $140,482, respectively) ........................  $24,820,027   $28,523,481
                                                      -----------   -----------

SEE NOTES TO FINANCIAL STATEMENTS

                                                  Annual Meeting of Shareholders
                                                               December 31, 2001


PAX WORLD GROWTH FUND, INC.

ANNUAL MEETING OF SHAREHOLDERS

An Annual Meeting of Shareholders of the Fund was held commencing at 9:45 a.m. on Thursday, June 14, 2001 at the State Street Bank and Trust Company, 225 Franklin Street, Boston, MA 02110. The matters voted upon and the number of votes cast for, against or withheld, as well as the number of abstentions and broker non-votes as to each matter, are as follows:

(1) To elect a Board of seven Directors, each to hold office until the next Annual Meeting of the Shareholders of the Fund or until a successor shall have been chosen and shall have qualified:

         NOMINEE:                       FOR:              WITHHELD:
         Carl H. Doerge, Jr.          1,449,393            25,885
         Thomas W. Grant              1,449,449            25,829
         John L. Kidde                1,446,661            28,617
         Joy L. Liechty               1,455,657            19,622
         Laurence A. Shadek           1,446,745            28,534
         Sanford C. Sherman           1,450,822            24,456
         Nancy S. Taylor              1,452,367            22,912

     (constituting all of the members of the Board of Directors of the Fund) (there were no abstentions and no broker non-votes with respect to any nominee)

(2) To ratify the selection by the Board of Directors of Pannell Kerr Forster PC as the independent public accountants of the Fund for the year ending December 31, 2001:

                     For:                   1,415,801
                     Against:                   5,387
                     Abstain:                  54,090
                     Broker Non-Votes:              0


(3) To transact such other business as may properly come before such annual meeting or any adjournment thereof:

                     For:                   1,353,621
                     Against:                  15,520
                     Abstain:                 106,137
                     Broker Non-Votes:              0

                                                    Portfolio Manager's Comments
                                                               December 31, 2001


PAX WORLD HIGH YIELD FUND, INC.


                                 DIANE M. KEEFE
                                PORTFOLIO MANAGER

Q.   HOW DID PAX WORLD HIGH YIELD FUND PERFORM IN 2001?

A. The Pax World High Yield Fund had a total return of 5.82% for the one-year period ended December 31, 2001. This gave the Fund a 6.86% outperformance compared to the Lipper High Current Yield Fund Index total return of -1.04% for the same period.

Q. WHAT WERE THE MOST IMPORTANT FACTORS THAT INFLUENCED THE PERFORMANCE OF THE PAX WORLD HIGH YIELD FUND DURING 2001?

A. Our continuation of the more conservative tilt in the Fund's portfolio strategies was the most important factor that influenced the Pax World High Yield Fund's performance in 2001. The Fund was positioned in fewer of the highest risk securities and in less economically cyclical companies and industries. Still, the recession and the tragic events of September 11 took their toll on the Fund's investments. After September 11, we repositioned the Fund's investments to be better prepared for a slow and halting recovery in the economy. We are less positive than the consensus about a rapid improvement in the US economy because of the drag from increasing unemployment and anticipated slowdowns in the housing and automotive industries that have not fully materialized as of year-end. We are cautious in the face of what we perceive to be a challenging economic environment for all but the strongest of companies, especially in the wake of recent corporate accounting controversies.

Q. WHAT ARE SOME EXAMPLES OF SECURITIES BOUGHT AND SOLD BY THE PAX WORLD HIGH YIELD FUND DURING 2001?

A. We purchased the bonds of COINMACH, an operator of laundry machines in residential buildings, and the bonds of PREMIER INTERNATIONAL FOODS, a UK based multi-line food company. We added to the Fund's position in DYNACARE, a Canadian based blood testing company. We also purchased the bonds of ADELPHIA COMMUNICATIONS, the nation's sixth largest cable company. All of these purchases were in sectors that are, in our opinion, relatively recession resistant.

     We sold the Fund's position in BROADWING COMMUNICATIONS after determining that even the strongest competitors in the long distance business were likely to suffer further losses and write-downs of assets. The Fund now has de minimis exposure to the long distance telephone business.

                                                               December 31, 2001


PAX WORLD HIGH YIELD FUND, INC.


     We sold the Fund's position in ALLEGIANCE TELECOM when we came to the conclusion that the competitive local exchange carriers are having trouble getting to critical mass versus incumbent telephone companies, which have much lower costs of capital. We sold the Fund's position in FINLAY FINE JEWELRY bonds with the expectation that consumer spending for luxury goods will slow.

     As part of the Fund's ongoing commitment to social responsibility, we invested in the Certificates of Deposits of two banks active in the area of community economic development, WAINWRIGHT BANK in Boston and COMMUNITY CAPITAL BANK in Boston.

     To further the Fund's ethical investing goals, we added discussions of environmental performance and employment practices to the agendas of several investor meetings we attended with corporate managements and industry analysts for major investment banks. These meetings coincided with companies raising multi-hundred million dollar bond issues, and are expected to continue on an ongoing quarterly basis as companies are monitored by our analysts.

                                                            Portfolio Highlights
                                                               December 31, 2001


PAX WORLD HIGH YIELD FUND, INC.

                               ANNUAL TOTAL RETURN
                                   HISTORICAL

                         PAX WORLD             LIPPER HIGH CURRENT YIELD
            HIGH YIELD FUND, INC.*                       BOND FUND INDEX

10-8-1999                  $10,000                               $10,000
19991                       $9,754                               $10,266
2000                        $9,697                                $9,269
2001                       $10,265                                $9,162

              Growth of a $10,000 investment, compounded annually.


PAX WORLD HIGH YIELD FUND, INC.*       LIPPER HIGH CURRENT YIELD BOND FUND INDEX
  5.82%  1 yr. total return             -1.04%  1 yr. total return
  1.17%  10-8-99 to 12-31-01 avg.       -5.97%  10-8-99 to 12-31-01 avg.
         total return                           total return


(1) 1999 represents a partial year from October 8, 1999 (date of Fund inception) to December 31, 1999.

KEY STATISTICS

Change in NAV ($8.74 to $8.50)............................................-$0.24

Change in Total Net Assets ($10.34 to $16.26 million)**............$5.92 million

Distributions to Shareholders (per share).................................$0.750

30 Day SEC Yield...........................................................7.84%

1 Year Total Return*.......................................................5.82%

10-8-99 to 12-31-01 Average Total Return*..................................1.17%

* RATE OF RETURN FIGURES DO NOT INCLUDE THE 1% CONTINGENT DEFERRED SALES CHARGE IMPOSED ON SHARES OF THE FUND REDEEMED WITHIN SIX MONTHS OF PURCHASE. TOTAL RETURN FIGURES INCLUDE REINVESTED DIVIDENDS, CAPITAL GAINS DISTRIBUTIONS, AND CHANGES IN PRINCIPAL VALUE AND REPRESENT PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS.

** FROM 12-31-2000 TO 12-31-2001, PAX WORLD MANAGEMENT CORP. (THE ADVISER)
   DIVESTED $2.25 MILLION, BRINGING THE INCREASE IN TOTAL NET ASSETS DOWN FROM $8.17 MILLION TO $5.92 MILLION.

                                                               December 31, 2001


PAX WORLD HIGH YIELD FUND, INC.

TEN LARGEST HOLDINGS
                                                                      PERCENT OF
COMPANY                                                               NET ASSETS

Dynacare, Inc., Senior Note, 10.75% due 1-15-2006 ......................   4.54%
Veritas DGC, Inc., Senior Note, 9.75% due 10-15-2003 ...................   4.05%
Nextel Communications, Senior Serial Note, 9.375%
  due 11-15-2009 .......................................................   3.66%
Premier Int'l Foods PLC, Senior Note, 12% due 9-01-2009 ................   3.23%
Charter Communications Holdings, Senior Note, 10.25%
  due 1-15-2010 ........................................................   3.17%
Compagnie Generale de Geophysique, Senior Note,
  10.625% due 11-15-2007 ...............................................   3.12%
Health Care Property Investors, Inc., 8.6% Preferred Series C ..........   2.08%
Coinmach Corp., 11.75% due 11-15-2005 ..................................   2.00%
Beckman Instruments, Inc., Senior Note, 7.45% due 3-04-2008.............   1.94%
Weight Watchers Int'l, Inc., Senior Subordinated Note,
  13% due 10-01-2009 ...................................................   1.88%
                                                                          -----

Total ..................................................................  29.67%
                                                                          -----

ASSET ALLOCATION
(Pie Chart)

US Bonds 67%
Foreign Bonds 17%
Cash & Equivalents 11%
Preferred Stocks 5%

SECTOR DIVERSIFICATION
(Pie Chart)

Consumer Staples 27%
Consumer Cyclicals 12%
Utilities 4%
Communications Services 10%
Financial 3%
Health Care 21%
Cash & Equivalents 11%
Energy 9%
Basic Materials 3%

                                                         Schedule of Investments
                                                               December 31, 2001


PAX WORLD HIGH YIELD FUND, INC.

PERCENT OF NET ASSETS,                                   NUMBER
NAME OF ISSUER AND TITLE OF ISSUE                       OF SHARES      VALUE

  COMMON STOCKS: 0.00%

CAPITAL GOODS
  Russell Stanley Holdings, Inc. .................         4,000    $          0
                                                                    ------------

  REITs: 0.56%

HEALTH CARE: 0.56%
  Health Care REIT, Inc. Preferred Series B ......         3,600          90,720
                                                                    ------------

  PREFERRED STOCKS: 4.74%

HEALTH CARE: 4.74%
  Equity Office Properties Trust
   Preferred Series F ............................         2,500          63,275
  Health Care Property Investors, Inc.
   8.700% Preferred Series B .....................         4,700         118,205
  Health Care Property Investors, Inc.
   8.600% Preferred Series C .....................        13,500         337,500
  Healthcare Realty Trust, Inc.
   Preferred Series A ............................        10,100         252,500
                                                                    ------------

TOTAL PREFERRED STOCKS............................                       771,480
                                                                    ------------

TOTAL REITS AND PREFERRED STOCKS..................                       862,200
                                                                    ------------

  CORPORATE BONDS: 83.49%.........................

                                                        PRINCIPAL
                                                          AMOUNT
BASIC MATERIALS: 3.07%
  Riverwood Int'l Corp., Senior Note,
   10.625%, due August 1, 2007 ...................  $    250,000         263,750
  Messer Greisheim Holding, 10.375%,
   due June 1, 2011 ..............................       250,000*        234,777
                                                                    ------------
                                                                         498,527
                                                                    ------------
   CAPITAL GOODS: 0.08%
     Russell Stanley Holdings, Inc., Senior
      Subordinated Note 144A, 9.000%,
      due November 30, 2008 ......................        26,666          13,333
                                                                    ------------

                                                               December 31, 2001

PAX WORLD HIGH YIELD FUND, INC.

PERCENT OF NET ASSETS,                                  PRINCIPAL
NAME OF ISSUER AND TITLE OF ISSUE                        AMOUNT         VALUE

  CORPORATE BONDS, continued

COMMUNICATIONS SERVICES: 10.21%
  McLeodUSA, Inc., Senior Note,
   9.250%, due July 15, 2007 .....................  $    250,000    $     53,750
  Nextlink Communications,  Senior Note,
   10.750%, due November 15, 2008 ................       250,000          31,250
  SBA Communications Corp., Senior Note,
   10.250%, due February 1, 2009 .................       250,000         215,000
  American Cellular Corp., Senior
   Subordinated Note 144A, 9.500%,
   due October 15, 2009 ..........................       250,000         243,750
  Nextel Communications, Senior Serial
   Note, 9.375%, due November 15, 2009 ...........       750,000         594,375
  Telecorp PCS, Inc., Senior Subordinated
   Note, 10.625%, due July 15, 2010 ..............       250,000         291,250
  Crown Castle Int'l Corp., Senior Note,
   9.375%, due August 1, 2011 ....................       250,000         230,625
                                                                    ------------
                                                                       1,660,000
                                                                    ------------
CONSUMER CYCLICALS: 11.95%
  Pierce Leahy Corp., Senior Subordinated
   Note, 9.125%, due July 15, 2007 ...............       250,000         263,750
  Allbritton Communications Co., Senior
   Subordinated Note, Series B, 9.750%,
   due November 30, 2007 .........................       203,000         213,150
  Felcor Lodging LP, Senior Note, 9.500%,
   due September 15, 2008 ........................       250,000         251,875
  KB Home, Senior Subordinated Note,
   8.625%, due December 15, 2008 .................       250,000         252,500
  Vail Resorts, Inc., Senior Subordinated
   Note 144A, 8.750%, due May 15, 2009 ...........       250,000         243,750
  St. John Knits Int'l, Inc., Senior
   Subordinated Note, 12.500%, due
   July 1, 2009 ..................................       290,000         287,100
  Advanstar Communications, Inc., Senior
   Subordinated Note, 12.000%, due
   February 15, 2011 .............................       250,000         178,750
  Toll Corp., Senior Subordinated Note,
   8.250%, due December 1, 2011 ..................       250,000         251,250
                                                                    ------------
                                                                       1,942,125
                                                                    ------------

                                                               December 31, 2001


PAX WORLD HIGH YIELD FUND, INC.

PERCENT OF NET ASSETS,                                  PRINCIPAL
NAME OF ISSUER AND TITLE OF ISSUE                        AMOUNT         VALUE

      CORPORATE BONDS, continued

CONSUMER STAPLES: 26.96%
  Coinmach Corp., 11.750%, due
   November 15, 2005 .............................  $    315,000    $    324,450
  Star Choice Communications, Senior
   Secured Note, 13.000%, due
   December 15, 2005 .............................       250,000         263,750
  NTL Inc., Senior Note, Series B, 10.000%,
   due February 15, 2007 .........................       250,000          86,250
  Dean Foods Co., Senior Note, 8.150%,
   due August 1, 2007 ............................       250,000         246,250
  NTBY Inc., Senior Subordinated Note,
   Series B, 8.625%, due September 15,
   2007 ..........................................       229,000         220,985
  Telewest  PLC, Senior Discount Note,
   11.000%, due October 1, 2007 ..................       250,000         181,250
  Bally Total Fitness Holding Corp., Senior
   Subordinated Note, Series D, 9.875%,
   due October 15, 2007 ..........................       258,000         264,450
  Fleming Companies, Inc., Senior Note,
   10.125%,  due April 1, 2008 ...................       250,000         253,750
  United Pan Europe Communications NV,
   Senior Note, 10.875%, due August 1, 2009 ......       250,000          33,750
  Premier Int'l Foods PLC, Senior Note,
   12.000%, due September 1, 2009 ................       500,000         525,000
  Weight Watchers Int'l Inc., Senior
     Subordinated Note, 13.000%, due
     October 1, 2009 .............................       265,000         306,075
  Charter Communications Holdings, Senior
   Note, 10.250%, due January 15, 2010 ...........       500,000         515,000
  Callahan Nordrhein Westfallen, Senior
   Note, 14.000%, due July 15, 2010 ..............       250,000         166,250
  Adelphia Communications Corp.,
   10.250%, due June 15, 2011 ....................       250,000         250,625
  Ingles Markets, Inc., Senior Subordinated
   Note 144A, 8.875%, due December 1, 2011 .......       250,000         246,875

                                                               December 31, 2001


PAX WORLD HIGH YIELD FUND, INC.

PERCENT OF NET ASSETS,                                  PRINCIPAL
NAME OF ISSUER AND TITLE OF ISSUE                        AMOUNT         VALUE

  CORPORATE BONDS, continued

CONSUMER STAPLES, continued
  Mediacom LLC/Mediacom Cap Co.,
   Senior Note,  9.500%, due January 15, 2013 ....  $    250,000    $    260,625
  CSC Holdings, Inc., Senior Note, 7.625%,
   due July 15, 2018 .............................       250,000         238,067
                                                                    ------------
                                                                       4,383,402
                                                                    ------------

ENERGY: 8.91%
  Veritas DGC, Inc., Senior Note, 9.750%,
   due October 15, 2003 ..........................       645,000         657,900
  Ferrellgas Partners LP, Senior Secured
   Note, Series B, 9.375%, due
   June 15, 2006 .................................        25,000          25,313
  Compagnie Generale de Geophysique,
   Senior Note, 10.625%, due
   November 15, 2007 .............................       500,000         507,500
  Amerigas Partners LP/AP Eagle, Senior
   Note,  8.875%, due May 20, 2011 ...............       250,000         258,750
                                                                    ------------
                                                                       1,449,463
                                                                    ------------

FINANCIAL: 2.99%
  Americredit Corp., Senior Subordinated
   Note, Series B, 9.875%, due
   April 15, 2006 ................................       250,000         235,000
  Istar Financial, Inc., Senior Note,
   8.750%, due August 15, 2008 ...................       250,000         250,484
                                                                    ------------
                                                                         485,484
                                                                    ------------
HEALTH CARE: 15.59%
  Dynacare, Inc., Senior Note, 10.750%,
   due January 15, 2006 ..........................       710,000         738,400
  American Health Properties, Inc.,
   7.500%, due January 15, 2007 ..................        68,000          68,964
  Beckman Instruments, Inc., Senior
   Note, 7.450%, due March 4, 2008 ...............       300,000         315,495
  Rescare, Inc., Senior Note 144A,
   10.625%, due November 15, 2008 ................       250,000         250,000

                                                               December 31, 2001


PAX WORLD HIGH YIELD FUND, INC.

PERCENT OF NET ASSETS,                                  PRINCIPAL
NAME OF ISSUER AND TITLE OF ISSUE                        AMOUNT         VALUE

  CORPORATE BONDS, continued

HEALTH CARE, continued
  Concentra Operating Corp., Senior
   Subordinated Note, Series B,
   13.000%, due August 15, 2009 ..................  $    250,000    $    268,750
  Unilab Corp., Senior Subordinated Note,
   12.750%, due October 1, 2009 ..................        78,000          90,870
  Insight Health Services Corp., Senior
   Subordinated Note 144A, 9.875%,
   due November 11, 2011 .........................       250,000         260,000
  Beckman Coulter, Inc., Senior Note,
   6.875%, due November 15, 2011 .................       300,000         298,258
  Universal Health Services, Inc., 6.750%,
   due November 15, 2011 .........................       250,000         243,750
                                                                    ------------
                                                                       2,534,487
                                                                    ------------

UTILITIES: 3.73%
  Azurix Corp., Senior Note,
   10.375%, due February 15, 2007 ................       250,000         176,250
  Cogentrix Energy, Inc., Senior Note,
   8.750%, due October 15, 2008 ..................       160,000         158,353
  Calpine Corp., Senior Note, 7.750%,
   due April 15, 2009 ............................        25,000          22,085
  Calpine Corp., Senior Note, 8.625%,
   due August 15, 2010 ...........................       275,000         250,178
                                                                    ------------
                                                                         606,866
                                                                    ------------
TOTAL CORPORATE BONDS.............................                    13,573,687
                                                                    ------------

CERTIFICATES OF DEPOSIT: 1.23%

  Wainwright Bank & Trust Co., 3.200%,
   due April 2, 2002 .............................       100,000         100,000
  Community Capital Bank, 2.100%,
   due December 7, 2002 ..........................       100,000         100,000
                                                                    ------------

TOTAL CERTIFICATES OF DEPOSIT.....................                       200,000
                                                                    ------------

                                                               December 31, 2001


PAX WORLD HIGH YIELD FUND, INC.

PERCENT OF NET ASSETS,                                   NUMBER
NAME OF ISSUER AND TITLE OF ISSUE                       OF SHARES      VALUE

  MONEY MARKET SHARES: 4.78%

  Pax World Money Market Fund - note A ...........       777,185    $    777,185
                                                                    ------------

TOTAL INVESTMENTS: 94.80%.........................                    15,413,072

  Cash and receivables less
   liabilities: 5.20%.............................
                                                                         845,937
                                                                    ------------

Net assets: 100%..................................                   $16,259,009
                                                                    ------------

*Principal amount is in Euros; value is in US dollars as of December 31, 2001.


SEE NOTES TO FINANCIAL STATEMENTS

                                                            Financial Highlights
                                                               December 31, 2001


PAX WORLD HIGH YIELD FUND, INC.

The following per share data, ratios and supplemental data have been derived from information provided in the financial statements and the Fund's underlying financial records.

1. PER SHARE COMPONENTS OF THE NET CHANGE DURING THE PERIOD IN NET ASSET VALUE (BASED UPON AVERAGE NUMBER OF SHARES OUTSTANDING)

                                                     Year  Ended December 31
                                                 2001       2000        1999(A)
                                                -------    -------     -------
   Net asset value, beginning of period ......  $  8.74    $  9.67     $ 10.00
                                                -------    -------     -------

   Income (loss) from investment operations
     Investment income, net ..................     .750       .878        .093
   Realized and unrealized (loss)
     on investments, net .....................    (.240)     (.930)      (.330)
                                                -------    -------     -------
   Total from investment operations ..........     .510      (.052)      (.237)
                                                -------    -------     -------
   Less distributions
     Dividends from investment income, net ...    (.750)      .878        .093
                                                -------    -------     -------

   Net asset value, end of period ............  $  8.50    $  8.74     $  9.67
                                                -------    -------     -------

2. TOTAL RETURN ..............................     5.82%      (.58%)     (2.46%)

3. RATIOS AND SUPPLEMENTAL DATA

   Ratio of total expenses to average net
     assets (B)(C) ...........................     1.57%       .92%       2.01%

   Ratio of investment income, net, to
     average net assets (B) ..................     8.42%      9.80%       6.40%

   Portfolio turnover rate ...................   194.33%    119.90%       7.10%

   Net assets, end of period ('000s) .........  $16,259    $10,340     $ 2,914

   Number of capital shares outstanding,
     end of period ('000s) ...................    1,912      1,183         301

(A) Period from October 13, 1999 (the date investment operations commenced) to December 31, 1999.

(B)  These ratios for the period ended December 31, 1999 have been annualized.

(C) These ratios are based upon total expenses, including the gross amount of custodian fees (before being reduced pursuant to an expense offset arrangement), net of expenses assumed by the Adviser.

                                             Statement of Assets and Liabilities
                                                               December 31, 2001


PAX WORLD HIGH YIELD FUND, INC.


ASSETS

Investments, at value - note A (cost - $16,632,232) ...............  $15,413,072

Cash ..............................................................      558,735

Receivables
  Dividends and interest ..........................................      399,749
  Reimbursement of expenses from Adviser ..........................        2,389
                                                                     -----------
    Total assets ..................................................   16,373,945
                                                                     -----------

LIABILITIES

Payables
  Capital stock reacquired ........................................       20,396
  Dividend payable ................................................       91,021
  Withheld foreign interest tax liability .........................        3,519
                                                                     -----------

    Total liabilities .............................................      114,936
                                                                     -----------

    Net assets (equivalent to $8.50 per share based
      on 1,911,810 shares of capital stock outstanding)
      - note E ....................................................  $16,259,009
                                                                     -----------

    Net asset value, offering price and redemption
      price per share  ($16,259,009 / 1,911,810
      shares outstanding) .........................................        $8.50
                                                                           -----

SEE NOTES TO FINANCIAL STATEMENTS

                                                         Statement of Operations
                                                    Year Ended December 31, 2001


PAX WORLD HIGH YIELD FUND, INC.


Investment income
  Income - note A
    Dividends
      Pax World Money Market Fund ......................    $39,573
      Other investments ................................    170,890    $210,463
                                                            -------
    Interest (net of foreign withholding taxes
      of $3,519) .......................................              1,149,782
    Other income .......................................                 17,320
                                                                      ---------
      Total income .....................................              1,377,565

  Expenses
    Investment advisory fee - note B ...................    132,877
    Distribution expenses - note D .....................     61,537
    Legal fees and related expenses - note B ...........     51,797
    Registration fees ..................................     48,500
    Custodian fees - note F ............................     44,284
    Audit fees .........................................     32,778
    State taxes ........................................     27,887
    Directors' fees and expenses - note B ..............     20,712
    Transfer agent fee .................................     13,939
    Printing and mailing ...............................     13,449
    Other ..............................................      3,069
                                                           --------
      Total expenses ...................................    450,829

    Less: Fees paid indirectly - note F ................     (9,581)
          Expenses assumed by Adviser
          - notes B and G ..............................   (233,136)
                                                           --------
      Net expenses .....................................                208,112
                                                                      ---------

    Investment income, net .............................              1,169,453
                                                                      ---------

Realized and unrealized (loss) on investments
  and foreign currency - notes A and C
  Net realized (loss) on investments ...................               (269,531)
  Change in unrealized (depreciation) of
    investments for the period .........................               (329,014)
                                                                      ---------

    Net (loss) on investments ..........................               (598,545)
                                                                      ---------

    Net increase in net assets resulting from
      operations .......................................               $570,908
                                                                      ---------

SEE NOTES TO FINANCIAL STATEMENTS

                                              Statement of Changes in Net Assets
                                                               December 31, 2001


PAX WORLD HIGH YIELD FUND, INC.

                                                        Year Ended December 31
                                                          2001          2000
                                                      -----------   -----------
Increase in net assets
  Operations
    Investment income, net .........................  $ 1,169,453   $   764,724
    Net realized gain (loss) on investments ........     (269,531)        1,855
    Change in unrealized (depreciation) of
      investments ..................................     (329,014)     (884,452)
                                                      -----------   -----------
      Net increase (decrease) in net assets
        resulting from operations ..................      570,908      (117,873)
  Distributions to shareholders from:
    Investment income, net (aggregate
      of $.750 and $.878, respectively) ............   (1,169,453)     (764,724)
  Capital share transactions - note E ..............    6,517,064     8,309,445
                                                      -----------   -----------
    Net increase in net assets .....................    5,918,519     7,426,848
Net assets
  Beginning of period ..............................   10,340,490     2,913,642
                                                      -----------   -----------
  End of period ....................................  $16,259,009   $10,340,490
                                                      -----------   -----------

SEE NOTES TO FINANCIAL STATEMENTS

                                                  Annual Meeting of Shareholders
                                                               December 31, 2001


PAX WORLD HIGH YIELD FUND, INC.

ANNUAL MEETING OF SHAREHOLDERS

An Annual Meeting of Shareholders of the Fund was held commencing at 12:00 p.m. on Thursday, June 14, 2001 at the State Street Bank and Trust Company, 225 Franklin Street, Boston, MA 02110. The matters voted upon and the number of votes cast for, against or withheld, as well as the number of abstentions and broker non-votes as to each matter, are as follows:

(1) To elect a Board of six Directors, each to hold office until the next Annual Meeting of the Shareholders of the Fund or until a successor shall have been chosen and shall have qualified:

            NOMINEE:                      FOR:            WITHHELD:
            Carl H. Doerge, Jr.         1,178,830           9,435
            Thomas W. Grant             1,178,206          10,060
            John L. Kidde               1,178,830           9,435
            James M. Large, Jr.         1,180,095           8,170
            Laurence A. Shadek          1,176,881          11,384
            Esther J. Walls             1,179,542           8,723

     (constituting all of the members of the Board of Directors of the Fund) (there were no abstentions and no broker non-votes with respect to any nominee)

(2) To ratify the selection by the Board of Directors of Pannell Kerr Forster PC as the independent public accountants of the Fund for the year ending December 31, 2001:

                     For:                   1,178,445
                     Against:                   1,302
                     Abstain:                   8,519
                     Broker Non-Votes:              0

(3) To transact such other business as may properly come before such annual meeting or any adjournment thereof:

                     For:                   1,147,058
                     Against:                   8,113
                     Abstain:                  33,094
                     Broker Non-Votes:              0

                                                   Notes to Financial Statements
                                                               December 31, 2001


PAX WORLD BALANCED FUND, INC.
PAX WORLD GROWTH FUND, INC.
PAX WORLD HIGH YIELD FUND, INC.


NOTE A - ORGANIZATION AND SUMMARY OF SIGNIFICANT
         ACCOUNTING POLICIES

ORGANIZATION

Pax World Balanced Fund, Inc. ("Balanced Fund"), Pax World Growth Fund, Inc. ("Growth Fund") and Pax World High Yield Fund, Inc. ("High Yield Fund") (collectively the "Funds") are diversified, open-end management investment companies registered under the Investment Company Act of 1940, as amended. (At the annual meeting held on July 6, 2000, shareholders approved a change in the name of the Balanced Fund from Pax World Fund, Incorporated to Pax World Balanced Fund, Inc.)

The Funds' policy is to invest in securities of companies producing goods and services that improve the quality of life, and that are not, to any degree, engaged in manufacturing defense or weapons-related products or companies that derive revenue from the manufacture of tobacco, liquor, and/or gambling products.

The Balanced Fund's investment objective is primarily to provide its shareholders with a diversified holding of securities of companies which offer primarily income and conservation of principal and secondarily possible long-term growth of capital through investment in common and preferred stocks and debt securities.

The Growth Fund's investment objective is long-term growth of capital. It seeks to achieve this objective by investing primarily in equity securities (common stock, securities convertible into common stock and preferred stock) of established companies with above-average growth prospects. Current income, if any, is incidental.

The High Yield Fund's primary investment objective is to seek high current income. It will, however, also seek capital appreciation as a secondary objective to the extent that it is consistent with the High Yield Fund's primary objective. It seeks to achieve this objective by investing primarily in high-yield, fixed income securities rated BBB or lower by Standard & Poor's Ratings Group or Moody's Investors Service and other fixed income securities either similarly rated by another major rating service or unrated securities which are, in the opinion of Pax World Management Corp., the Fund's Adviser ("Adviser"), of comparable quality.

                                                               December 31, 2001


VALUATION OF INVESTMENTS

Securities listed on any national, regional or local exchange are valued at the closing prices on such exchanges. Securities listed on the NASDAQ national market system are valued using quotations obtained from the market maker where the security is traded most extensively. Shares in money market funds are valued at $1 per share. Certificates of deposit, if any, are valued at cost; accrued interest to December 31, 2001 is included in dividends and interest receivable. Valuations of bonds in the High Yield Fund are from independent pricing services or broker-dealers, which may or may not be managing underwriters.

INVESTMENT TRANSACTIONS

Investment transactions are recorded as of the date of purchase, sale or maturity. Net realized gains and losses are determined on the identified cost basis, which is also used for Federal income tax purposes.

All three Funds are permitted to invest in the Pax World Money Market Fund, Inc., which is also managed by the Adviser.

INVESTMENT INCOME

Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis and includes accretion of discount and amortization of premiums, if any.

The Funds amortize purchase price premium and accrete discount on bonds, if any, over the remaining life of the bonds using the effective interest method of amortization; for callable bonds, the amortization period is to the most likely call date. Net discount accretion for 2001 and 2000 was $284,243 and $170,136, respectively, for the Balanced Fund and $42,779 and $113,212, respectively, for the High Yield Fund. The Growth Fund did not hold any bonds during 2001 and 2000.

REPURCHASE AGREEMENTS

The Growth and High Yield Funds may enter into repurchase agreements. The repurchase date is usually within a day or two of the original purchase, although it may extend over a number of months. Any outstanding repurchase agreements will be fully collateralized at all times by obligations issued or guaranteed by U.S. Government agencies and instrumentalities (other than the U.S. Treasury) in an amount at least equal to the purchase price of the underlying securities (including accrued interest earned thereon). In the event of a default or bankruptcy by a seller, the Growth and High Yield Funds will promptly seek to liquidate the collateral. To the extent that the proceeds from any sale of such collateral upon a default in the obligation to repurchase are less than the repurchase price, the Growth and High Yield Funds will suffer a loss. The Growth and

                                                               December 31, 2001


High Yield Funds have not experienced any such losses and neither had any repurchase agreements outstanding at December 31, 2001.

FEDERAL INCOME TAXES

The Funds' policy is to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all taxable income to the shareholders. Therefore, no Federal income tax provision is required.

The Growth and High Yield Funds' net realized capital losses for 2001 can be carried forward to future years to offset future net realized capital gains, through 2009.

EQUALIZATION - BALANCED FUND

The Balanced Fund uses the accounting practice known as "equalization" by which a portion of the proceeds from sales and costs of redemptions of capital shares, equivalent on a per share basis to the amount of undistributed net investment income on the dates of the transactions, is credited or charged to undistributed income. As a result, undistributed net investment income per share is unaffected by sales or redemptions of capital shares. The Growth and High Yield Funds do not use equalization. Effective January 1, 2002, the Balanced Fund will discontinue the use of equalization.

Equalization is a permanent book/tax difference that causes a difference between investment income and distributions.

DISTRIBUTIONS TO SHAREHOLDERS

Any distributions to shareholders are recorded by each of the Funds on the ex-dividend dates.

The Growth Fund made no distributions in either 2001 or 2000 because (1) there was a net investment loss for both years and (2) there was a net realized capital loss of $5,398,848 in 2001 and a net realized capital gain of $275 in 2000.

Distributions of High Yield Fund investment income are accrued daily (based upon each day's investment income, net) and are paid monthly on the first business day of the month subsequent to the month of accrual. Shareholders who redeem shares during a month receive the dividend accrued to the date of redemption. The High Yield Fund had no distributions of capital gains for either 2001 or 2000 because of a net realized capital loss of $269,531 in 2001 and a net realized capital gain of $1,855 in 2000.

                                                               December 31, 2001


ACCOUNTING ESTIMATES

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

ORGANIZATION COSTS - GROWTH FUND

Costs incurred in connection with the organization of the Growth Fund ($5,000) were paid by the Adviser. These costs were capitalized and are being amortized on a straight-line basis over 60 months from July 9, 1997, the date investment operations commenced; a corresponding payable to the Adviser was recorded by the Growth Fund. The costs will be repaid to the Adviser in accordance with the amortization schedule. Amortization expense of $1,000 for the year ended December 31, 2001 is included on the statement of operations. Reference is made to note G.

DEFERRED OFFERING COSTS - GROWTH FUND

Costs incurred in connection with the initial offering of the Growth Fund's shares ($42,148) were paid by the Adviser. These costs were capitalized by the Growth Fund and are being amortized on a straight-line basis over 60 months from July 9, 1997, the date investment operations commenced; a corresponding payable to the Adviser was recorded by the Growth Fund. These costs will be repaid to the Adviser in accordance with the amortization schedule. Amortization expense of $8,430 for the year ended December 31, 2001 is included on the statement of operations. Reference is made to note G.

DEFERRED REGISTRATION FEES - GROWTH FUND

Initial state registration fees incurred by the Growth Fund were paid by the Adviser. The portion of the fees incurred for the initial registration of the Growth Fund with the 50 states and the Commonwealth of Puerto Rico ($21,511), as distinguished from the portion which represents the recurring, annual fee, was capitalized by the Growth Fund and is being amortized on a straight-line basis over 60 months from July 9, 1997, the date investment operations commenced; a corresponding payable to the Adviser was recorded by the Growth Fund. These costs will be repaid to the Adviser in accordance with the amortization schedule. Amortization expense of $4,302 for the year ended December 31, 2001 is included on the statement of operations. Reference is made to note G. All recurring, annual registration fees are included on the Growth Fund's statement of operations.

                                                               December 31, 2001


FOREIGN CURRENCY TRANSACTIONS

All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. Purchases and sales of investment securities, dividend and interest income, and certain expenses are translated at the rates of exchange prevailing on the respective dates of such transactions.

Net realized and unrealized foreign currency exchange gains or losses occurring during the holding period of investment securities are a component of realized gain (loss) on investments and unrealized appreciation (depreciation) on investments, respectively. The High Yield Fund had net realized foreign currency exchange losses of $820 and $-0- for 2001 and 2000, respectively, and net unrealized foreign currency exchange gains on interest receivable for the same periods of $215 and $472, respectively. Neither of the other two funds had any net realized or unrealized foreign currency exchange gains or losses for either period.

NOTE B - INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS
         WITH AFFILIATES

Pursuant to Advisory Agreements ("Agreements") between each of the three Funds and Pax World Management Corp. ("Adviser"), the Adviser furnishes investment advisory services in connection with the management of the Funds. Under the Agreements, the Adviser, subject to the supervision of the Boards of Directors of each of the Funds, is responsible for managing the assets of the Funds in accordance with their investment objectives, investment program and policies. The Adviser determines what securities and other instruments are purchased and sold for the Funds and is responsible for obtaining and evaluating financial data relevant to the Funds. The Agreement with the Balanced Fund provides for payment by the Balanced Fund to the Adviser of an annual investment advisory fee of 3/4 of 1% of its average daily net assets on the first $25,000,000 and 1/2 of 1% of its average daily net assets in excess of that amount. The Agreements with the Growth Fund and the High Yield Fund provide that in the event that the average net assets of each of the Funds are less than $5,000,000, the Adviser will be compensated by the Fund for its services at an annual rate of $25,000; in the event that average net assets of the Fund are equal to or in excess of $5,000,000, the annual investment advisory fee will be 1% of its average daily net assets on the first $25,000,000 and 3/4 of 1% of its average daily net assets in excess of that amount. The Adviser has agreed to waive the portion of the advisory fee necessary to offset the amount of the advisory fee payable by Pax World Money Market Fund, Inc. to the Adviser with respect to any assets that any of the three Funds have invested in the Pax World Money Market Fund, Inc.

                                                               December 31, 2001


The Adviser has agreed to supply and pay for such services as are deemed by the Boards of Directors of each of the three Funds to be necessary or desirable and proper for the continuous operations of the Funds (excluding all taxes and charges of governmental agencies and brokerage commissions incurred in connection with portfolio transactions) which are in excess of 1.5% of the average daily net asset value of each of the Funds per annum. The Adviser agreed to reduce this percentage to .85% for the High Yield Fund for 2000. Such expenses include (i) management and distribution fees; (ii) the fees of affiliated and unaffiliated Directors; (iii) the fees of the Funds' Custodian and Transfer Agent; (iv) the fees of the Funds' legal counsel and independent accountants; (v) the reimbursement of organization expenses; and (vi) expenses related to shareholder communications including all expenses of shareholders' and Board of Directors' meetings and of preparing, printing and mailing reports, proxy statements and prospectuses to shareholders. No expense reimbursement was required for either 2001 or 2000 for the Balanced Fund. For the Growth Fund, the Adviser was required to supply and assume a total of $193,271 and $167,348, respectively, for such services for 2001 and 2000; additionally, the Adviser assumed, on a voluntary basis, expenses of $65,819 and $79,832, respectively, for 2001 and 2000. For the High Yield Fund, the Adviser was required to supply and assume a total of $156,749 and $244,949 for such services for 2001 and 2000, respectively; additionally, the Adviser assumed, on a voluntary basis, expenses of $76,387 and $23,972 for 2001 and 2000, respectively. Reference is made to note G.

Pursuant to the terms of a Sub-Advisory Agreement between the Adviser and H.G. Wellington Capital Management, a division of H.G. Wellington & Co., Inc., the sub-adviser of the Growth Fund ("Sub-Adviser"), the Sub-Adviser furnished investment advisory services in connection with the management of the Growth Fund, determined what securities and other instruments were purchased and sold for the Growth Fund and was responsible for obtaining and evaluating financial data relevant to the Growth Fund. While the Sub-Adviser had an agreement to be compensated by the Adviser without reimbursement from the Growth Fund, the Sub-Adviser had agreed to waive those fees for the period January 1, 1999 through December 31, 2000. The Sub-Advisory Agreement was terminated as of January 1, 2001.

Directors of each Fund are paid by that Fund for attendance at that Fund's directors' meetings. In addition, members of each Fund's audit committee are paid by each Fund for attendance at that Fund's audit committee meetings.

Two officers of the Balanced Fund, who are also directors of the Balanced Fund, are also officers and directors of the Adviser. Two other officers of the Balanced Fund, who are not directors of the Balanced Fund, are also officers of the Adviser.

                                                               December 31, 2001


Two officers of the Growth Fund, who are also directors of the Growth Fund, are also officers and directors of the Adviser and the Sub-Adviser. Another officer of the Growth Fund, who is not a director of the Growth Fund, is also an officer and director of the Adviser. Two other officers of the Growth Fund, who are not directors of the Growth Fund, are also officers of the Adviser.

Two officers of the High Yield Fund, who are also directors of the High Yield Fund, are also officers and directors of the Adviser. An officer of the High Yield Fund, who is not a director of the High Yield Fund, is an officer and director of the Adviser. Two other officers of the High Yield Fund, who are not directors of the High Yield Fund, are also officers of the Adviser.

During 2001, the Funds incurred legal fees and related expenses listed below with Kurzman Karelsen & Frank, LLP, general counsel for the Funds. Mr. Lee Unterman, a partner with Kurzman Karelsen & Frank, LLP, is Secretary of all three Funds:

                      Fund                           Amount
                      ----                           ------

                     Balanced                      $112,775
                     Growth                          53,345
                     High Yield                      51,797

Substantially all of the Adviser's capital stock is currently owned by four siblings whose family has an ownership interest in a brokerage firm which the three Funds utilize to execute security transactions. Brokerage commissions paid to this firm during 2001 and 2000 are as follows:

                             2001                              2000
                             ----                              ----
                                  % of Total                         % of Total
 Fund                Amount       Commissions           Amount       Commissions
 ----                ------       -----------           ------       -----------
Balanced            $318,150         32.7%             $225,397         31.4%
Growth                38,919         76.7%               32,000         34.9%
High Yield             9,039          5.1%                4,374          7.0%

                                                               December 31, 2001


NOTE C - INVESTMENTS

Purchases and proceeds from sales of investments for the three Funds for 2001 are as follows:

                              Purchases                       Proceeds
                    ----------------------------    ----------------------------
                                        U.S.                            U.S.
                                     Government                      Government
 Fund                Investments*   Agency Bonds    Investments*    Agency Bonds
 ----               ------------    ------------    ------------    ------------

Balanced            $328,159,420    $146,416,525    $206,180,787    $193,206,000
Growth                16,528,775              --      13,178,707              --
High Yield            29,685,905              --      23,788,327              --

*excluding short-term investments (primarily Pax World Money Market Fund) and U.S. Government agency bonds

Net realized gain or loss on sales of investments is determined on the basis of identified cost. If determined on an average cost basis, the net realized gain
(loss) for 2001 for the three Funds would have been approximately the same.

For Federal income tax purposes, the identified cost of investments owned at December 31, 2001 as well as the gross unrealized appreciation and depreciation of investments, and resulting net unrealized appreciation (depreciation) as of December 31, 2001 were as follows for the three Funds:

                Identified
                  cost of                                            Net
                investments          Gross           Gross        unrealized
                for Federal       unrealized      unrealized     appreciation
Fund         income tax basis    appreciation    depreciation   (depreciation)
----         ----------------    ------------    ------------   --------------

Balanced      $1,025,140,019     $166,403,709     $36,485,637      $129,918,072
Growth            25,884,497        1,657,237       2,686,840        (1,029,603)
High Yield        16,632,232          191,526       1,410,686        (1,219,160)

NOTE D - DISTRIBUTION EXPENSES

Each of the Funds maintains a distribution expense plan ("Plan") pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended, pursuant to which the Fund incurs the expenses of distributing the Fund's shares. Such expenses include (but are not limited to) advertising, compensation of underwriters, dealers and sales personnel, and the printing and mailing of sales literature. Each plan provides that its Fund may pay to one or more of its 12b-1 distributors (i) individually and in the aggregate, up to twenty-five hundredths of one percent (.25%) per annum of its average daily net assets for

                                                               December 31, 2001


personal service and/or the maintenance of shareholder accounts as defined by Rule 2830 of the National Association of Securities Dealers Rules of Conduct, and (ii) total distribution fees (including the service fee of .25 of 1%) up to thirty-five hundredths of one percent (.35%) per annum of its average daily net assets. Each Plan may be terminated at any time, without penalty, by (a) the vote of a majority of the Directors who are not interested persons of the Fund and who have no direct or indirect financial interest in the operation of the Plan or in any agreement related to the Plan or (b) the vote of the holders of a majority of the outstanding shares of the Fund. If a Plan is terminated, the payment of fees to third parties would be discontinued at that time.

NOTE E - CAPITAL AND RELATED TRANSACTIONS

Transactions in capital stock for the three funds were as follows:

BALANCED FUND

                                     Year Ended December 31
                    -----------------------------------------------------------
                                2001                          2000
                    ----------------------------   ----------------------------
                       Shares         Dollars         Shares         Dollars
                    ------------   -------------   ------------   -------------
Shares sold .......   11,203,804   $ 233,654,175     13,334,152   $ 317,790,363
Shares issued in
 reinvestment of
 distributions ....    1,238,598      25,268,710      4,783,176     106,217,266
                    ------------   -------------   ------------   -------------
                      12,442,402     258,922,885     18,117,328     424,007,629
Shares redeemed ...   (8,999,243)   (184,786,438)    (8,713,794)   (207,752,721)
                    ------------   -------------   ------------   -------------

Net increase ......    3,443,159   $  74,136,447      9,403,534   $ 216,254,908
                    ------------   -------------   ------------   -------------

The components of net assets of the Balanced Fund at December 31, 2001, are as follows:

    Paid-in capital (75,000,000 shares of $1 par
      value authorized) ......................................  $ 1,031,458,627
    Undistributed investment income, net .....................           29,995
    Excess distribution of capital gains .....................           (1,806)
    Net unrealized appreciation of investments ...............      129,918,072
                                                                ---------------

    Net assets ...............................................  $ 1,161,404,888
                                                                ---------------

                                                               December 31, 2001


GROWTH FUND

                                       Year Ended December 31
                       --------------------------------------------------------
                                 2001                          2000
                       --------------------------    --------------------------
                         Shares         Dollars        Shares         Dollars
                       ----------    ------------    ----------    ------------
Shares sold ........    1,338,814    $ 13,333,805     1,191,746    $ 16,979,597

Shares redeemed ....   (1,031,253)    (10,044,272)     (355,647)     (5,056,475)
                       ----------    ------------    ----------    ------------

Net increase .......      307,561    $  3,289,533       836,099    $ 11,923,122
                       ----------    ------------    ----------    ------------


The components of net assets of the Growth Fund at December 31, 2001, are as follows:

    Paid-in capital (25,000,000 shares of $1 par
     value authorized) ........................................    $ 31,517,399
    Accumulated net investment (loss) .........................        (269,631)
    Accumulated capital (loss) ................................      (5,398,138)
    Net unrealized (depreciation) of investments ..............      (1,029,603)
                                                                   ------------

    Net assets ................................................    $ 24,820,027
                                                                   ------------

HIGH YIELD FUND

                                         Year Ended December 31
                          -----------------------------------------------------
                                    2001                         2000
                          --------------------------    -----------------------
                            Shares        Dollars        Shares       Dollars
                          ----------    ------------    --------    -----------

Shares sold ...........    2,548,195    $ 22,486,295     923,444    $ 8,670,083
Shares issued in
 reinvestment of
 distributions ........       78,983         694,706      36,357        329,093
                          ----------    ------------    --------    -----------
                           2,627,178      23,181,001     959,801      8,999,176
Shares redeemed .......   (1,898,314)    (16,663,937)    (78,123)      (689,731)
                          ----------    ------------    --------    -----------

Net increase ..........      728,864    $  6,517,064     881,678    $ 8,309,445
                          ----------    ------------    --------    -----------

                                                               December 31, 2001


The components of net assets of the High Yield Fund at December 31, 2001, are as follows:

     Paid-in capital (25,000,000 shares of $1 par
      value authorized) .........................................  $ 17,745,749
     Accumulated capital (loss) .................................      (267,795)
     Net unrealized (depreciation) of investments ...............    (1,219,160)
     Net unrealized appreciation on interest
       receivable in a foreign currency .........................           215
                                                                   ------------

     Net assets .................................................  $ 16,259,009
                                                                  ------------

NOTE F - CUSTODIAN BANK AND CUSTODIAN FEES

     State Street Bank and Trust Company is the custodian bank for each of the three Fund's assets. The custodian fees charged by the bank are reduced, pursuant to expense offset arrangements with each Fund, by an earnings credit which is based upon the average cash balances maintained at the bank. If the Funds did not have such offset arrangements, they could have invested the amounts of the offset in income-producing assets.

NOTE G - EXPENSES ASSUMED BY ADVISER

BALANCED FUND

The Adviser has not been required to assume any expenses incurred by the Balanced Fund in recent years.

GROWTH FUND

     The Adviser has assumed certain expenses incurred by the Growth Fund, some in accordance with the Advisory Agreement (note B) and has assumed others on a voluntary basis as follows:

     Expenses assumed by the Adviser in accordance with
       the Advisory Agreement, including amortization
       of the organization costs for the period ($1,000) .............  $193,271
     Expenses assumed by the Adviser on a voluntary basis
       Recurring registration fees ...................................    43,511
       State and foreign taxes .......................................     9,576
       Amortization of deferred offering costs .......................     8,430
       Amortization of deferred registration fees ....................     4,302
                                                                        --------
     Total expenses of the Growth Fund assumed
       by the Adviser ................................................  $259,090
                                                                        --------

                                                               December 31, 2001


The expenses assumed on a voluntary basis had the effect of reducing the ratio of net expenses of the Growth Fund (after also subtracting the expenses assumed by the Adviser in accordance with the Advisory Agreement) to average net assets from 2.45% to 1.50% for 2001. (The ratio of total expenses to average net assets which is required disclosure in the financial highlights is based upon total expenses for the year after subtracting the expenses assumed by the Adviser but before the reduction of custodian fees for the income earned pursuant to an expense offset arrangement. This ratio is 1.53% for 2001.)

Reference is made to notes A and B.

HIGH YIELD FUND

The Adviser has assumed certain expenses incurred by the High Yield Fund, some in accordance with the Advisory Agreement (note B) and others on a voluntary basis, as follows:

     Expenses assumed by the Adviser in accordance
       with the Advisory Agreement ...................................  $156,749

     Expenses assumed by the Adviser on a voluntary basis
       Registration fees .............................................    48,500
       State taxes ...................................................    27,887
                                                                        --------

     Total expenses of the High Yield Fund
       assumed by the Adviser ........................................  $233,136
                                                                        --------

The expenses assumed on a voluntary basis had the effect of reducing the ratio of net expenses of the High Yield Fund (after also subtracting the expenses assumed by the Adviser in accordance with the Advisory Agreement) to average net assets from 3.18% to 1.50% for 2001. (The ratio of total expenses to average net assets which is required disclosure in the financial highlights is based upon total expenses for the year after subtracting the expenses assumed by the Adviser but before the reduction of custodian fees for the income earned pursuant to an expense offset arrangement. This ratio is 1.57% for 2001.)

Reference is made to note B.

                                                    Independent Auditors' Report
                                                               December 31, 2001

                            Pannell Kerr Forster PC
                          Certified Public Accountants
                               75 Federal Street
                                Boston, MA 02110
                              Tel: (617) 753-9985
                              Fax: (617) 753-9986


Boards of Directors and Shareholders
Pax World Balanced Fund, Inc.
Pax World Growth Fund, Inc.
Pax World High Yield Fund, Inc.

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Pax World Balanced Fund, Inc., Pax World Growth Fund, Inc. and Pax World High Yield Fund, Inc. at December 31, 2001, the related statements of operations for the year then ended, and the statements of changes in net assets for each of the two years in the period then ended and financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2001, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Pax World Balanced Fund, Inc., Pax World Growth Fund, Inc. and Pax World High Yield Fund, Inc. at December 31, 2001, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America.


/s/ Pannell Kerr Forster, P.C.

January 17, 2002

                          ACCOUNT OPTIONS AND SERVICES*

At Pax World, we are pleased to offer a variety of account options and shareholder services to help meet your investment needs.


                                TYPES OF ACCOUNTS

REGULAR ACCOUNTS: Individual, business and trust accounts are available for all Pax World Funds.

TRADITIONAL IRA: Certain individuals can make tax-deductible contributions to this account. Taxes are paid only when funds are withdrawn, usually in retirement, when investors may be in a lower tax bracket.

ROTH IRA: Contributions to a Roth IRA are not deductible, but after five years some types of withdrawals are tax-free.

SIMPLE IRA: This is an easy-to-maintain retirement plan designed for small businesses of up to 100 employees.

SEP IRA: This is an employer-funded retirement plan popular with small businesses and self-employed persons.

EDUCATION SAVINGS ACCOUNT & UNIFORM GIFT TO MINORS ACCOUNT (UGMA): These plans provide excellent ways to save for a child's education.

403(B)(7) PENSION PLAN: This plan is available to persons employed by non-profit organizations.

                                    SERVICES

AUTOMATIC INVESTMENT PLAN: This plan offers the convenience of "dollar-cost averaging." You may arrange to have a fixed amount automatically deducted from your checking or savings account and invested in your Pax account on a monthly or quarterly basis.

VOLUNTARY WITHDRAWAL PLAN: This plan makes it possible for investors to receive a monthly check from their Pax account. This plan requires a minimum investment of $10,000.

ONLINE ACCOUNT ACCESS: Utilizing a unique ID number and PIN, you can access your Pax World account(s) online to review your account balances or histories; purchase or redeem fund shares (not yet available for IRA accounts); or make exchanges between different Pax World Funds.

www.paxfund.com: Learn all about Pax World through our web site! You can check Fund performance, read about our portfolio managers, view CONNECTION - our quarterly newsletter, and see how Pax World voted on various proxies for the companies in our portfolios.


*For more complete information, including charges and expenses, on any fund at Pax World Funds, please request a prospectus (which should be read carefully before investing) by calling (800)767-1729 between 9:00 A.M. and 8:00 P.M. (Eastern time) Monday through Friday, via e-mail at info@paxfund.com or by visiting our website at www.paxfund.com anytime.

PAX WORLD
ETHICAL INVESTING

PAX WORLD
222 STATE STREET
PORTSMOUTH, NH 03801
800-767-1729
WEB www.paxfund.com
EMAIL INFO@PAXFUND.COM

FOR GENERAL FUND INFORMATION:
800-767-1729

FOR SHAREHOLDER ACCOUNT INFORMATION:
800-372-7827

FOR BROKER SERVICES:
800-635-1404

ADDRESS ALL ACCOUNT INQUIRIES TO:
PAX WORLD
P.O. BOX 8930
WILMINGTON, DE 19899

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